                                                                   Exhibit 10(C)
Western Systems Power Pool .
Rate Schedule FERC No. 6



                           WESTERN SYSTEMS POWER POOL

                                    AGREEMENT



Issued by:  Michael E. Small, General Counsel to   Effective:  September 1, 2002
            Western Systems Power Pool

Issued on:  July 2, 2002

Western Systems Power Pool                                  Original Sheet No. 1
Rate Schedule FERC No. 6

                                TABLE OF CONTENTS

                                                                            PAGE
1.    PARTIES................................................................4

2.    RECITALS...............................................................4

3.    AGREEMENT..............................................................5

4.    DEFINITIONS............................................................5

5.    TERM AND TERMINATION..................................................11

6.    SERVICE SCHEDULES AND WSPP DEFAULT TRANSMISSION TARIFF................12

7.    HUB AND OPERATING AGENT...............................................13

8.    ORGANIZATION AND ADMINISTRATION.......................................16

9.    PAYMENTS..............................................................20

10.   UNCONTROLLABLE FORCES.................................................22

11.   WAIVERS...............................................................24

12.   NOTICES...............................................................24

13.   APPROVALS.............................................................25

14.   TRANSFER OF INTEREST IN AGREEMENT.....................................27

15.   SEVERABILITY..........................................................28

16.   MEMBERSHIP............................................................28

17.   RELATIONSHIP OF PARTIES...............................................29

18.   NO DEDICATION OF FACILITIES...........................................30


Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
            Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission, Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                             First Revised Sheet No. 2
Rate Schedule FERC No. 6                        Superseding Original Sheet No. 2

                                TABLE OF CONTENTS

                                                                            PAGE
19.   NO RETAIL SERVICES....................................................30

20.   THIRD PARTY BENEFICIARIES.............................................30

21.   LIABILITY AND DAMAGES.................................................30

22.   DEFAULT OF TRANSACTIONS UNDER THIS AGREEMENT AND
      CONFIRMATION AGREEMENTS...............................................34

23.   OTHER AGREEMENTS......................................................43

24.   GOVERNING LAW.........................................................43

25.   JUDGMENTS AND DETERMINATIONS..........................................43

26.   COMPLETE AGREEMENT....................................................44

27.   CREDITWORTHINESS......................................................44

28.   NETTING AND SET-OFF...................................................46

29.   TAXES................................................................47A

30.   CONFIDENTIALITY.......................................................48

31.   TRANSMISSION TARIFF...................................................49

32.   TRANSACTION SPECIFIC TERMS AND ORAL AGREEMENTS........................49

33.   PERFORMANCE, TITLE, AND WARRANTIES FOR TRANSACTIONS
      UNDER SERVICE SCHEDULES..............................................52A

34.   DISPUTE RESOLUTION....................................................53

35.   FORWARD CONTRACTS.....................................................56

Issued by:  Michael E. Small, General Counsel to        Effective: March 1, 2002
            Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                           Third Revised Sheet No. 3
Rate Schedule FERC No. 6                Superseding Second Revised Sheet No. 3

                                TABLE OF CONTENTS

                                                                           PAGE
36.   TRADE OPTION EXCEPTION................................................56

37.   ADDITIONAL REPRESENTATIONS AND WARRANTIES.............................57

38.   FLOATING PRICES.......................................................58

39.   AMENDMENT............................................................58B

40.   EXECUTION BY COUNTERPARTS............................................58B

41.   WITNESS...............................................................59

EXHIBIT A:  NETTING

EXHIBIT B:  FORM OF COUNTERPARTY GUARANTEE AGREEMENT

EXHIBIT C:  SAMPLE FORM FOR CONFIRMATION

EXHIBIT D:  WSPP MEDIATION AND ARBITRATION PROCEDURES

SERVICE SCHEDULES

      A.    ECONOMY ENERGY SERVICE

      B.    UNIT COMMITMENT SERVICE

      C.    FIRM CAPACITY/ENERGY SALE OR EXCHANGE SERVICE

LIST OF MEMBERS

Issued by:  Michael E. Small, General Counsel to        Effective: March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                                  Original Sheet No. 4
Rate Schedule FERC No. 6


1.    PARTIES:

            The Parties to this Western Systems Power Pool Agreement (hereinafter referred to as "Agreement") are those entities that have executed this Agreement, hereinafter sometimes referred to individually as "Party" and collectively as "Parties," but excluding any such entity that withdraws its participation in the Agreement.

2.    RECITALS:

      2.1 The WSPP experiment has been successfully concluded. Its main purpose was to determine the feasibility of a marketing arrangement which would increase the efficiency of interconnected power system operations above that already being accomplished with existing agreements through increased market knowledge and market pricing of commodities.

      2.2 The Parties now desire to proceed with a similar marketing arrangement on a long term basis for prescheduled and real-time coordinated power transactions, such as economy energy transactions, unit commitment service, firm system capacity/energy sales or exchanges. Accordingly, this Agreement, together with any applicable Confirmation Agreement, sets forth the terms and conditions to implement these services within any applicable rate ceilings set forth in the Service Schedules in conformance with FERC orders where applicable.


Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
            Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission, Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                             First Revised Sheet No. 5
Rate Schedule FERC No. 6                        Superseding Original Sheet No. 5


      2.3   Each Party meets the membership requirements set out in Section
            16.

      2.4 The Parties are willing to utilize their respective electric generation and transmission systems or contractual rights thereto to the extent of their respective obligations which are set forth in this Agreement.

3.    AGREEMENT:

            In consideration of the mutual covenants and promises herein set forth, the Parties agree as follows:

4.    DEFINITIONS:

            The following terms, when used herein with initial capitalization, whether in the singular or in the plural, shall have the meanings specified:

      4.1 Agreement: This Western Systems Power Pool Agreement, including the Service Schedules and Exhibits attached hereto, as amended; provided, however, that Confirmation Agreements are not included within this definition.

      4.1a Broker: An entity or person that arranges trades or brings together Purchasers and Sellers without taking title to the power.

      4.1b Business Day(s): Any day other than a Saturday or Sunday or a national (United States or Canadian, whichever is applicable) holiday. United States holidays shall be holidays observed by Federal Reserve member banks in New York City. Where both the Seller and the Purchaser have their principal place of business in the United States, Canadian holidays shall not apply. Similarly, where both the


Issued by:  Michael E. Small, General Counsel to        Effective: March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                             Third Revised Sheet No. 6
Rate Schedule FERC No. 6                  Superseding Second Revised Sheet No. 6


            Seller and the Purchaser have their principal place of business in Canada, United States holidays shall not apply. In situations where one Party has its principal place of business within the United States and the other Party's principal place of business is within Canada, both United States and Canadian holidays shall be observed.

      4.1c California ISO: The California Independent System Operator Corporation or any successor organization.

      4.1d Confirmation Agreement(s): Any oral agreement or written documentation for transactions under the Service Schedules which sets forth terms and conditions for transactions that are in addition to, substitute, or modify those set forth in the Agreement. A sample written confirmation document is included as Exhibit C.
            Section 32 of this Agreement provides for such Confirmation Agreements. The Parties may agree to modify terms of this Agreement for more than one transaction pursuant to a separate written agreement. The changes to the Agreement agreed to through such written agreements shall be considered part of the Confirmation Agreement and shall apply to all transactions entered into between the two Parties under the Agreement unless the Parties specifically agree to override such changes for a particular transaction consistent with Section 32 of this Agreement.

      4.1e Contract Price: The price agreed to between the Seller and the Purchaser for a transaction under the Agreement and any Confirmation Agreement.


Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                           Second Revised Sheet No. 6A
Rate Schedule FERC No. 6                  Superseding First Revised Sheet No. 6A


      4.1f Contract Quantity: The amount of electric energy and/or capacity to be supplied for a transaction under a Service Schedule as agreed to through any Confirmation Agreement.

      4.2 Control Area: Shall mean an electric system capable of regulating its generation in order to maintain its interchange schedule with other electric systems and to contribute its frequency bias obligation to the interconnection as specified in the North American Electric Reliability Council (NERC) Operating Guidelines.

      4.2a  Costs:  As defined in Section 22.3 of this Agreement.

      4.2b Dealer: An entity or person that buys or sells power and takes title to the power at some point.

      4.2c  Defaulting Party:  As defined in Section 22.1 of this Agreement.

      4.2d  Determination Period:  As defined in Section 38.2 of this
            Agreement.

      4.3 Economy Energy Service: Non-firm energy transaction whereby the Seller has agreed to sell or exchange and the Purchaser has agreed to buy or exchange energy that is subject to immediate interruption upon notification, in accordance with the Agreement, including Service Schedule A, and any applicable Confirmation Agreement.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                            Second Revised Sheet No. 7
Rate Schedule FERC No. 6                   Superseding First Revised Sheet No. 7


      4.4 Electric Utility: An entity or lawful association which (i) is a public utility, Independent Power Producer, or Power Marketer regulated under applicable state law or the Federal Power Act, or
            (ii) is exempted from such regulation under the Federal Power Act because it is the United States, a State or any political subdivision thereof or an agency of any of the foregoing, or a Rural Utilities Service cooperative, or (iii) is a public utility, Independent Power Producer, or Power Marketer located in Canada or Mexico that is similarly regulated.

      4.4a ERCOT: Electric Reliability Council of Texas, Inc., the corporation that administers Texas's power grid and is a regional reliability council.

      4.4b  Event of Default:  As defined in Section 22.1 of this Agreement.

      4.5   Executive Committee:  That committee established pursuant to
            Section 8 of this Agreement.

      4.6 FERC: The Federal Energy Regulatory Commission or its regulatory successor.

      4.7 Firm Capacity/Energy Sale or Exchange Service: Firm capacity and/or energy transaction whereby the Seller has agreed to sell or exchange and the Purchaser has agreed to buy or exchange for a specified period available capacity with or without associated energy which may include a Physically-Settled Option and a capacity transaction in accordance with the Agreement, including Service Schedule C, and any applicable Confirmation Agreement.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 7A
Rate Schedule FERC No. 6


      4.7a  First Party:  As defined in Section 27 of this Agreement.

      4.7b  Floating Price:  As defined in Section 38.1 of this Agreement.

      4.7c  Gains:  As defined in Section 22.3 of this Agreement.

      4.7d Guarantee Agreement: An agreement providing a guarantee issued by a parent company or another entity guaranteeing responsibility for specific obligations for transactions under this Agreement and Confirmation Agreements. A sample form of guarantee is provided in Exhibit B.

      4.7e Guarantor: The entity providing a guarantee pursuant to a Guarantee Agreement.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                          Second Revised Sheet No. 8
Rate Schedule FERC No. 6                 Superseding First Revised Sheet No. 8


      4.8 Hub: An electronic communication center that functions as a central point to electronically receive and assemble data for offers to buy or sell power or transmission service from each Party and make that data electronically available concurrently to all Parties.

      4.9 Incremental Cost: The forecasted expense incurred by the Seller in providing an additional increment of energy or capacity during a given hour.

      4.10 Independent Power Producer: An entity which is a non-traditional public utility that produces and sells electricity but which does not have a retail service franchise.

      4.11 Interconnected Transmission System: The total of all transmission facilities owned or operated by the Parties, including transmission facilities over which Parties have scheduling rights.

      4.11a Letter of Credit: An irrevocable, transferable, standby letter of credit, issued by an issuer acceptable to the Party requiring the Letter of Credit.

      4.11b Losses:  As defined in Section 22.3 of this Agreement.

      4.11c Market Disruption Event:  As defined in Section 38.2 of this
            Agreement.

      4.11d NERC: North American Electric Reliability Council or any successor organization.

      4.11e Non-Defaulting Party: As defined in Section 22.1(a) of this
            Agreement.

      4.11f Non-Performing Party: As defined in Section 21.3(a) of this
            Agreement.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 8A
Rate Schedule FERC No. 6


      4.11g Non-Standard Confirmation Provisions: As defined in Section 32.5 of this Agreement.

      4.11h NYMEX: New York Mercantile Exchange, the physical commodity futures exchange and a trading forum for energy and precious metals.

      4.12 Operating Agent: Arizona Public Service Company, or its successor as may be designated by the Executive Committee.

      4.13  Operating Committee:  That committee established pursuant to
            Section 8 of this Agreement.

      4.13a Party or Parties:  As defined in Section 1 of this Agreement.

      4.13b Performing Party:  As defined in Section 21.3(a) of this
            Agreement.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                           First Revised Sheet No. 9
Rate Schedule FERC No. 6                      Superseding Original Sheet No. 9


      4.14 Power Marketer: An entity which buys, sells, and takes title to electric energy, transmission and/or other services from traditional utilities and other suppliers.

      4.14a Physically-Settled Option: Includes (i) a call option which is the right, but not the obligation, to buy an underlying power product as defined under Service Schedules B or C according to the price and exercise terms set forth in the Confirmation Agreement; and (ii) a put option which is the right, but not the obligation, to sell an underlying power product as defined under Service Schedules B or C according to the price and exercise terms set forth in the Confirmation Agreement.

      4.14b Premium: The amount paid by the Purchaser of a Physically-Settled
            Option to the Seller of such Option by the date agreed to by the Parties in the Confirmation Agreement.

      4.14c Present Value Rate:  As defined in Section 22.3(b) of this
            Agreement.

      4.15 Purchaser: Any Party which agrees to buy or receive from one or more of the other Parties any service pursuant to the Agreement under any Service Schedule and any applicable Confirmation Agreement.

      4.16 Qualifying Facility: A facility which is a qualifying small power production facility or a qualifying cogeneration facility as these terms are defined in Federal Power Act Sections 3(17)(A), 3(17)(C), 3(18)(A), and 3(18)(B); which meets the requirements set forth in 18 C.F.R. Sections 292.203-292.209; or a facility in Canada or Mexico that complies with similar requirements.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                         Second Revised Sheet No. 10
Rate Schedule FERC No. 6                Superseding First Revised Sheet No. 10


      4.16a Replacement Price: The price at which the Purchaser, acting in a commercially reasonable manner, effects a purchase of substitute electric energy in place of the electric energy not delivered by the Seller or, absent such a purchase, the market price for such quantity of electric energy, as determined by the Purchaser in a commercially reasonable manner, at the delivery point (agreed upon by the Seller and the Purchaser for the transaction).

      4.16b Retail Entity: A retail aggregator or supplier or retail customer;
            provided, however, only those Retail Entities eligible for transmission service under the FERC's pro forma open access transmission tariff are eligible to become members of the WSPP.

      4.16c Sales Price: The price at which the Seller, acting in a commercially reasonable manner, effects a resale of the electric energy not received by the Purchaser or, absent such a resale, the market price for such quantity of electric energy at the delivery point (agreed upon by the Seller and the Purchaser), as determined by the Seller in a commercially reasonable manner.

      4.16d Second Party:  As defined in Section 27 of this Agreement.

      4.17 Seller: Any Party which agrees to sell or provide to one or more of the other Parties any service pursuant to the Agreement under any Service Schedule and any applicable Confirmation Agreement.

      4.18  Service Schedule:  A schedule of services established pursuant to
            Section 6 of this Agreement.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                         First Revised Sheet No. 10A
Rate Schedule FERC No. 6                    Superseding Original Sheet No. 10A


      4.18a Successor in Operation: The successor entity which takes over the wholesale electric trading operations of the first entity either through a merger or restructuring. A Successor in Operation shall not include an entity which merely acquires power sales contracts from the first entity either through a purchase or other means without taking over the wholesale electric trading operations of the first entity.

      4.18b Terminated Transaction:  As defined in Section 22.2 of this
            Agreement.

      4.18c Termination Payment:  As defined in Section 22.2 of this
            Agreement.

      4.18d Trading Day:  As defined in Section 38.2 of this Agreement.

      4.19 Uncontrollable Forces: As defined in Section 10 of this Agreement or in a Confirmation Agreement.

      4.20 Unit Commitment Service: A capacity and associated scheduled energy transaction or a Physically-Settled Option which the Seller has agreed to sell and the Purchaser has agreed to buy from a specified unit(s) for a specified period, in


Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                          First Revised Sheet No. 11
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 11


            accordance with the Agreement, including Service Schedule B, and any applicable Confirmation Agreement.

      4.20a WSPP:  The Western Systems Power Pool.

      4.20b WSPP Default Transmission Tariff: The transmission tariff filed on behalf of WSPP Members with FERC as it may be amended from time to time.

      4.20c WSPP Homepage:  WSPP's internet web site, www.wspp.org.

5.    TERM AND TERMINATION:

      5.1 This Agreement shall become effective as of July 27, 1991 when acceptance or approvals required under Section 13.2 of this Agreement with respect to those Parties that are subject to FERC jurisdiction have been obtained; provided, however, that this Agreement shall not become effective as to any Party in the event the pre-grant of termination requested under Section 13.3 is not allowed by FERC, absent that Party's consent; and provided, further, that this Agreement shall not become effective as to any Party if any terms, conditions or requirements imposed by FERC are found unacceptable by that Party. This Agreement shall continue in effect for a period of ten (10) years from said effective date and thereafter on a year to year basis until terminated by the Parties; provided, however, that any Party may withdraw its participation at any time after the effective date of this Agreement on thirty (30) days prior written notice to all other Parties.

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                              Original Sheet No. 11A
Rate Schedule FERC No. 6


      5.2 As of the effective date of any withdrawal, the withdrawing Party shall have no further rights or obligations under this Agreement except the right to collect

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                          First Revised Sheet No. 12
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 12


            money or receive service owed to it for transactions under any Service Schedule and the obligation to pay such amounts due to another Party and to complete any transactions agreed to under any Service Schedule as of said date. No Party shall oppose, before any court or regulatory agencies having jurisdiction, any other Party's withdrawal as provided in this Section.

      5.3 Except as provided for in Section 5.2, after termination, or withdrawal with respect to the withdrawing Party, all rights to services provided under this Agreement or any tariff or rate schedule which results from or incorporates this Agreement shall cease, and no Party shall claim or assert any continuing right to such services under this Agreement. Except as provided for in
            Section 5.2, no Party shall be required to provide services based in whole or in part on the existence of this Agreement or on the provision of services under this Agreement beyond the termination date, or date of withdrawal with respect to the withdrawing Party.

6.    SERVICE SCHEDULES AND WSPP DEFAULT TRANSMISSION TARIFF:

      6.1 The Parties contemplate that they may, from time to time, add or remove Service Schedules under this Agreement. The attached Service Schedules A through C for Economy Energy Service, Unit Commitment Service, and Firm Capacity/Energy Sale or Exchange Service are hereby approved and made a part of this Agreement. Nothing contained herein shall be construed as affecting in any way the right of the Parties to jointly make application to FERC for a change

Issued by:  Michael E. Small, General Counsel to    Effective: September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 13
Rate Schedule FERC No. 6


            in the rates and charges, classification, service, terms, or conditions affecting WSPP transactions under Section 205 of the Federal Power Act and pursuant to FERC rules and regulations promulgated thereunder. Subject to the provisions of Section 13, future Service Schedules, if any, shall be adopted only by amendment of this Agreement and shall be attached hereto and become a part of this Agreement.

      6.2   [RESERVED]

      6.3 When the WSPP Default Transmission Tariff applies as specified in the preamble to such Default Transmission Tariff, Transmission Service under it shall be available both to Parties and nonParties under this Agreement; provided, however, each Party or nonParty must be an eligible customer under the WSPP Default Transmission Tariff in order to receive service.

7.    HUB AND OPERATING AGENT:

      7.1 The Operating Agent shall act for itself and as agent for the Parties to carry out its designated responsibilities under this Agreement.

      7.2 The Operating Agent shall, as directed by the Operating Committee pursuant to Section 8.2.4, and on behalf of the Parties, either (i) purchase or lease, and install or have installed, operate and maintain the necessary equipment to operate the Hub or (ii) contract for Hub services.

Issued by:  Michael E. Small, General Counsel to        Effective: July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission, Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                                 Original Sheet No. 14
Rate Schedule FERC No. 6


      7.3   The Operating Agent's estimated total costs to be incurred under
            Section 7.2 shall be subject to review by the Operating Committee and approval by the Executive Committee.

      7.4 At least sixty (60) days prior to each calendar year that this Agreement is in effect, the Operating Agent shall prepare a budget for said year of operation under this Agreement and shall submit same to the Operating Committee for review, and to the Executive Committee for approval. Subsequent budget revisions shall be submitted to the Operating Committee for review and to the Executive Committee for approval.

      7.5 The Operating Agent shall perform other administrative tasks necessary to implement this Agreement as directed by the Executive Committee.

      7.6 Except as provided in Section 7.7, all Parties shall share equally in all costs of the Operating Agent incurred under this Agreement, including but not limited to initial FERC filing fees and any reasonable legal fees.

      7.7 Each Party, in coordination with the Operating Agent, shall at its own expense acquire, install, operate, and maintain all necessary software and hardware on its system and the necessary communications link to the Hub to conduct transactions under this Agreement.

      7.8 The Operating Agent shall bill the Parties for costs incurred under this Agreement on an estimated basis reasonably in advance of when due, and such billings shall be paid by the Parties when due. Such billings shall be adjusted in the following

Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                                 Original Sheet No. 15
Rate Schedule FERC No. 6


            month(s) to reflect recorded costs. Billing and payment of the Operating Agent's costs shall otherwise be implemented in accordance with the provisions of Section 9.

      7.9 The Operating Agent, at reasonable times and places, shall make available its records and documentation supporting costs for bills rendered under this Agreement for the inspection of any Party for a period of time not to exceed two (2) years from the time such bills were rendered.

            7.9.1 A Party requesting review of the Operating Agent's records shall give the Operating Agent sufficient notice of its intent, but in no event less than thirty (30) days.

            7.9.2 The requesting Party may perform this review using personnel from its own staff or designate a certified public accounting firm for the purpose of this review.

            7.9.3 All costs incurred to perform this review shall be at the requesting Party's own expense.

            7.9.4 The Party performing the review shall not voluntarily release the Operating Agent's records or disclose any information contained therein to any third party unless the written consent of the Operating Agent and the Executive Committee has been obtained.

      7.10 Upon the termination of this Agreement, unless otherwise directed by the Executive Committee, the Operating Agent shall either dispose of any Hub


Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
                  Western Systems Power Pool
Issued on: September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                                 Original Sheet No. 16
Rate Schedule FERC No. 6


            equipment which it has purchased, or have the right of first refusal to purchase such equipment at original cost less depreciation, and shall apply any net proceeds from the sale of the Hub equipment against its costs incurred under this Agreement. The Operating Agent shall refund any excess proceeds equally to the Parties.

8.    ORGANIZATION AND ADMINISTRATION:

            As a means of securing effective and timely cooperation within the activities hereunder and as a means of dealing on a prompt and orderly basis with various problems which may arise in connection with system coordination and operation under changing conditions, the Parties hereby establish an Executive Committee and an Operating Committee.

      8.1   Executive Committee:

                  The Executive Committee shall consist of one representative and an alternate from each Party designated pursuant to Section 8.5 herein. The responsibilities of the Executive Committee are as follows:

            8.1.1 To establish sub-committees as it may from time to time deem necessary.

            8.1.2 To review at least annually the service activities hereunder to ensure that such activities are consistent with the spirit and intent of this Agreement.

            8.1.3 To review any unresolved issues which may arise hereunder and endeavor to resolve the issues.

Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                                 Original Sheet No. 17
Rate Schedule FERC No. 6

            8.1.4 To review and approve the Operating Agent's annual budget under this Agreement, and any revision thereto, within thirty
                   (30) days of recommendation by the Operating Committee.

            8.1.5 To establish and approve any additional budgets under this Agreement as may be deemed necessary.

            8.1.6 To review and recommend to the Parties for approval any additions or amendments to this Agreement, including Service Schedules.

            8.1.7 To review and act on the application of an entity to become a Party to this Agreement.
            8.1.8 To designate a successor to the Operating Agent, if necessary.
            8.1.9 To do such other things and carry out such duties as specifically required or authorized by this Agreement; provided, however, that the Executive Committee shall have no authority to amend this Agreement.

            8.1.10 To notify any Party of the rescission of its interest in this
                   Agreement due to its failure to continue to meet the requirements of Section 16.1.

            8.1.11 To arrange for legal representation for filing this Agreement
                   (and any subsequent amendments) with FERC and supporting the Agreement (or amendments) in any FERC proceeding, and for other purposes as required.

      8.2   Operating Committee:

Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 18
Rate Schedule FERC No. 6


                  The Operating Committee shall consist of one representative and an alternate from each Party designated pursuant to Section 8.5. The responsibilities of the Operating Committee are as follows:

            8.2.1 To establish, review, approve, or modify procedures and standard practices, consistent with the provisions hereof, for the guidance of load dispatchers and other operating employees in the Parties' electric systems as to matters affecting transactions under this Agreement.

            8.2.2 To submit to the Executive Committee any proposed new or revised Service Schedules.
            8.2.3 To establish, review, approve, or modify any scheduling or operating procedures required in connection with transactions under this Agreement.

            8.2.4 To direct the Operating Agent in matters governed by this
                  Agreement.
            8.2.5 To review and make recommendations to the Executive Committee for approval of the Operating Agent's annual budget under this Agreement, including any proposed revisions thereto, within thirty (30) days of receipt from the Operating Agent.

            8.2.6 To review and recommend as necessary the types and arrangement of equipment for intersystem communication facilities to enhance transactions and benefits under this Agreement.

            8.2.7 To review the Operating Agent's estimated total costs of providing, having provided or contracting for a Hub.

Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission, Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 19
Rate Schedule FERC No. 6


            8.2.8 To review new member applications for membership to this
                  Agreement and make recommendations on said applications to the Executive Committee.

            8.2.9 To do such other things and carry out such duties as specifically required or authorized by this Agreement or as directed by the Executive Committee; provided, however, that the Operating Committee shall have no authority to amend this Agreement.

      8.3 All matters which require Operating Committee or Executive Committee approval as provided in this Agreement shall be by no less than ninety percent (90%) affirmative agreement of the committee members present.

      8.4 Unless otherwise agreed by all committee members, the chairperson of each committee shall provide the other Parties at least ten (10) Business Days advance notification of all committee meetings, including an agenda of matters to be discussed and voted on at the meeting. All material issues to be submitted to a vote of the committee shall appear on the agenda. Prior to the selection of a chairperson the Operating Agent shall provide such advance notice for the initial meeting of each committee.

      8.5 Each Party shall give written notice to the other Parties of the name of its designated representative and alternate representative (to act in the absence of the designated representative) on each committee within thirty (30) days after the execution of this Agreement. Notice of any change of representative or alternate

Issued by:  Michael E. Small, General Counsel to         Effective: July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 20
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 20

            representative shall be given by written notice to the other Parties. Each Party's designated representative shall be authorized to act on its behalf with respect to those committee responsibilities provided herein.

      8.6 Each committee shall meet as necessary or at the request of any Party.

      8.7 Each committee shall elect a chairperson and other officers at its first meeting.

9.    PAYMENTS:

      9.1 The accounting and billing period for transactions under Service Schedules to this Agreement shall be one (1) calendar month, unless otherwise specified in a Service Schedule agreed to through a Confirmation Agreement. Bills sent to any Party shall be sent to the appropriate billing address as set forth on the WSPP homepage or as otherwise specified by such Party.

      9.2 Payments for amounts billed under Service Schedules hereto shall be paid so that such payments are received by the Party to be paid on the 20th day of the invoicing month or the tenth (10) day after receipt of the bill, whichever is later. Notwithstanding the foregoing, Premiums shall be paid within three (3) Business Days of receipt of the invoice therefor. Payment shall be made at the location designated by the Party to which payment is due. Payment shall be considered received when payment is received by the Party to which Payment is due at the location designated by that Party. If the due date falls on a non-Business Day of either Party, then the payment shall be due on the next following Business Day.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2001
                  Western Systems Power Pool
Issued on:  May 2, 2001

Western Systems Power Pool                              Original Sheet No. 20A
Rate Schedule FERC No. 6


      9.3 Amounts not paid on or before the due date shall be payable with interest accrued at the rate of one percent (1%) per month, or the maximum interest rate permitted

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2001
                  Western Systems Power Pool
Issued on:  May 2, 2001

Western Systems Power Pool                          First Revised Sheet No. 21
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 21


            by law, if any, whichever is less, prorated by days from the due date to the date of payment unless and until the Executive Committee shall determine another rate.

      9.4 In case any portion of any bill is in dispute, the entire bill shall be paid when due. Any excess amount of bills which, through inadvertent errors or as a result of a dispute, may have been overpaid shall be returned by the owing Party upon determination of the correct amount, with interest accrued at the rate of one percent (1%) per month, or the maximum interest rate permitted by law, if any, whichever is less, prorated by days from the date of overpayment to the date of refund unless and until the Executive Committee shall determine another rate. The Parties shall have no rights to dispute the accuracy of any bill or payment after a period of two (2) years from the date on which the first bill was delivered for a specific transaction.

      9.5 If a Party's records reveal that a bill was not delivered for a specific transaction, then the Party may deliver to the appropriate Party a bill within two (2) years from the date on which the bill would have been delivered under Section 9.1 of this Agreement. The right to payment is waived with respect to transactions, or portions thereof, not billed within such two (2) year period.

      9.6 Each Party, or any third party representative of a Party, shall keep complete and accurate records, and shall maintain such data as may be necessary for the purpose of ascertaining the accuracy of all relevant data, estimates, or statements


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2001
                  Western Systems Power Pool
Issued on:  May 2, 2001

Western Systems Power Pool                              Original Sheet No. 21A
Rate Schedule FERC No. 6

            of charges submitted hereunder for a period of two (2) years from the date the first bill was delivered for a specific transaction completed under this Agreement.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2001
                  Western Systems Power Pool
Issued on:  May 2, 2001

Western Systems Power Pool                          First Revised Sheet No. 22
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 22


            Within a two (2) year period from the date the first bill was delivered under this Agreement, any Party to that transaction may request in writing copies of the records of the other Party for that transaction to the extent reasonably necessary to verify the accuracy of any statement or charge. The Party from which documents or data has been requested shall cooperate in providing the documents and data within a reasonable time period.

10.   UNCONTROLLABLE FORCES:

            No Party shall be considered to be in breach of this Agreement or any applicable Confirmation Agreement to the extent that a failure to perform its obligations under this Agreement or any such Confirmation Agreement shall be due to an Uncontrollable Force. The term "Uncontrollable Force" means an event or circumstance which prevents one Party from performing its obligations under one or more transactions, which event or circumstance is not within the reasonable control of, or the result of the negligence of the claiming Party, and which by the exercise of due diligence, the claiming Party is unable to avoid, cause to be avoided, or overcome. "Uncontrollable Forces" may include and are not restricted to flood, drought, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance or disobedience, labor dispute, labor or material shortage, sabotage, restraint by court order or public authority, and action or nonaction by, or failure to obtain the necessary authorizations or approvals from, any governmental agency or authority.

Issued by:  Michael E. Small, General Counsel to   Effective: February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                              Original Sheet No. 22A
Rate Schedule FERC No. 6


      The following shall not be considered "Uncontrollable Forces": (i) the price of electricity faced by Seller; or (ii) Purchaser's inability due to price to use or resell the power purchased hereunder. No Party shall, however, be relieved of liability for failure of performance to the extent that such failure is due to causes arising out of its own negligence or due to removable or remediable causes which it fails to remove or remedy within a reasonable time period. Nothing contained herein shall be construed to require a

Issued by:  Michael E. Small, General Counsel to   Effective: February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 23
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 23


      Party to settle any strike or labor dispute in which it may be involved. Any Party rendered unable to fulfill any of its obligations by reason of an Uncontrollable Force shall give prompt notice of such fact and shall exercise due diligence, as provided above, to remove such inability within a reasonable time period. If oral notice is provided, it shall be promptly followed by written notice.

            Notwithstanding the "due diligence" obligations or obligations to remove or remedy the causes set forth in the foregoing paragraph (which do not apply to this paragraph except as specified below), where the entity providing transmission services for transactions under any Service
      Schedule interrupts such transmission service, the interruption in transmission service shall be considered an Uncontrollable Force under this Section 10 only in the following two sets of circumstances: (1) An interruption in transmission service shall be considered an

            Uncontrollable Force if (a) the Parties agreed on a transmission path for that transaction at the time the transaction under this Agreement was entered into by the Parties' thereto, (b) firm transmission involving that transmission path was obtained pursuant to a transmission tariff or contract to effectuate the transaction under the applicable Service Schedule, and (c) the entity providing transmission service curtailed or interrupted such firm transmission pursuant to the applicable transmission tariff or contract;

      (2) if the Parties did not agree on the transmission path for a transaction at the time the transaction was entered into, an interruption in transmission service shall be


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 24
Rate Schedule FERC No. 6


            considered an Uncontrollable Force only if (a) the Party contracting for transmission services shall have made arrangements with the entity providing transmission service for firm transmission to effectuate the transaction under the applicable Service Schedule,
            (b) the entity providing transmission service curtailed or interrupted such transmission service due to an event of Uncontrollable Forces or provision of like effect, and (c) the Party which contracted for such firm transmission services could not obtain alternate energy at the delivery point, alternate transmission services, or alternate means of delivering energy after exercising due diligence.

            No Party shall be relieved by operation of this Section 10 of any liability to pay for power delivered to the Purchaser or to make payments then due or which the Party is obligated to make with respect to performance which occurred prior to the Uncontrollable Force.

11.   WAIVERS:

            Any waiver at any time by any Party of its rights with respect to a default under this Agreement or any Confirmation Agreements, or any other matter under this Agreement, shall not be deemed a waiver with respect to any subsequent default of the same or any other matter.

12.   NOTICES:

      12.1 Except for the oral notice provided for in Section 10 of this Agreement, any formal notice, demand or request provided for in this Agreement shall be in

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 25
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 25

            writing and shall be deemed properly served, given or made if delivered in person, or sent by either registered or certified mail (postage prepaid), prepaid telegram, fax, overnight delivery (with record of receipt), or other means agreed to by the Parties.

      12.2  RESERVED

      12.3 Notices and requests of a routine nature applicable to delivery or receipt of power or energy or operation of facilities shall be given in such manner as the committees from time to time or the Parties to a transaction shall prescribe.

13.   APPROVALS:

      13.1 This Agreement is subject to valid laws, orders, rules and regulations of duly constituted authorities having jurisdiction. Nothing contained in this Agreement shall give FERC jurisdiction over those Parties not otherwise subject to such jurisdiction or be construed as a grant of jurisdiction over any Party by any state or federal agency not otherwise having jurisdiction by law.

      13.2 This Agreement, including any Service Schedule hereto, shall become effective as to any Party when it is accepted for filing by FERC, without changes or conditions unacceptable to such Party, for application to the Parties subject to FERC jurisdiction under the Federal Power Act; provided, however, that nothing in this Agreement is intended to restrict the authority of the Bonneville Power Administration (BPA) pursuant to applicable statutory authority to use its existing

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                              Original Sheet No. 25A
Rate Schedule FERC No. 6


            wholesale power and transmission rates or to adopt new rates, rate schedules, or general rate schedule provisions for application under this Agreement and obtain


Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 26
Rate Schedule FERC No. 6


            interim or final approval of those rates from FERC pursuant to
            Section 7 of the Pacific Northwest Electric Power Planning and Conservation Act, 16 U.S.C. Sec. 839e, provided such rates do not exceed the maximum rates in the applicable Service Schedule and are consistent with the terms and conditions of said Service Schedule. If, upon filing of this Agreement by Parties subject to FERC jurisdiction under the Federal Power Act, FERC orders a hearing to determine whether this Agreement or a Service Schedule under this Agreement is just and reasonable under the Federal Power Act, the Agreement or Service Schedule shall not become effective until the date when an order issued by FERC, determining this Agreement or the Service Schedule to be just and reasonable without changes or new conditions unacceptable to the Parties, is no longer subject to judicial review. Any changes or conditions imposed by any agency or court, including FERC ordering a hearing, shall be cause for immediate withdrawal by any nonconsenting Party.

      13.3 The Parties subject to FERC jurisdiction under the Federal Power Act shall have the right to terminate their participation in this Agreement, and any rate schedule or services included herein, pursuant to the terms of Section 5 of this Agreement and without the necessity of further filing with or approval by FERC.

      13.4 Any amendment or change in maximum rates specified in the Service Schedules shall not become effective with regard to any Party that is subject to FERC jurisdiction under the Federal Power Act until it is accepted for filing or

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 27
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 27


            confirmed and approved by FERC as specified in and subject to the conditions of Section 13.2.

      13.5 Nothing contained in this Agreement shall be construed to establish any precedent for any other agreement or to grant any rights to or impose any obligations on any Party beyond the scope and term of this Agreement.

14.   TRANSFER OF INTEREST IN AGREEMENT:

            No Party shall voluntarily transfer its membership under this Agreement without the written consent and approval of all other Parties except to a Successor in Operation of such Party. With regard to the transfer of the rights and obligations of any Party associated with transactions under the Service Schedules, neither Party may assign such rights or obligations unless (a) the other Party provides its prior written consent which shall not be unreasonably withheld; or (b) the assignment is to a Successor in Operation which provides reasonable creditworthiness assurances (see Section 27 for examples of such assurances) if required by the non-assigning Party based upon its reasonably exercised discretion. Any successor or assignee of the rights of any Party, whether by voluntary transfer, judicial or foreclosure sale or otherwise, shall be subject to all the provisions and conditions of this Agreement and Confirmation Agreements (where applicable) to the same extent as though such successor or assignee were the original Party under this Agreement or the Confirmation Agreements, and no assignment or transfer of any rights under this Agreement or any Confirmation


Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                              Original Sheet No. 27A
Rate Schedule FERC No. 6

      Agreement shall be effective unless and until the assignee or transferee agrees in writing to assume all of the obligations of the assignor or transferor and to be bound by all of the provisions and


Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                          First Revised Sheet No. 28
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 28


      conditions of this Agreement and any Confirmation Agreement (where applicable). The execution of a mortgage or trust deed or a judicial or foreclosure sale made thereunder shall not be deemed a voluntary transfer within the meaning of this Section 14.

15.   SEVERABILITY:

            In the event that any of the terms, covenants or conditions of this Agreement or any Confirmation Agreement, or the application of any such term, covenant or condition, shall be held invalid as to any person or circumstance by any court, regulatory agency, or other regulatory body having jurisdiction, all other terms, covenants or conditions of this Agreement and the Confirmation Agreement and their application shall not be affected thereby, but shall remain in force and effect unless a court, regulatory agency, or other regulatory body holds that the provisions are not separable from all other provisions of this Agreement or such Confirmation Agreement.

16.   MEMBERSHIP:

      16.1 Any Electric Utility, Retail Entity or Qualifying Facility may become a Party to this Agreement. The Executive Committee shall notify such Electric Utility, Retail Entity or Qualifying Facility of its decision within sixty (60) days of a request to become a Party to this Agreement, and any acceptable entity shall become a Party hereto by the execution of this Agreement or a counterpart hereof, payment of costs pursuant to Section 16.4, and concluding any necessary acceptance or approval referred to in Section 13. Any such Party, if it is subject to the ratemaking jurisdiction of FERC,


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2001
                  Western Systems Power Pool
Issued on:  May 2, 2001

Western Systems Power Pool                               Original Sheet No. 29
Rate Schedule FERC No. 6


            shall be responsible for any FERC filing necessary for it to implement its performance under this Agreement.

      16.2 Each Party shall continue to meet the requirements of Section 16.1 in order to remain a Party to this Agreement

      16.3 Being a Party to this Agreement shall not serve as a substitute for contractual arrangements that may be needed between any Party which operates a Control Area and any other Party which operates within that Control Area.

      16.4 Any entity that becomes a Party to this Agreement which was not a party to the experimental Western Systems Power Pool Agreement shall pay a one time fee of $25,000 under this Agreement in recognition of prior efforts and costs incurred by the parties to the experimental Western Systems Power Pool Agreement, which efforts greatly facilitated development of this Agreement. Such fee shall be credited to future costs of the Operating Agent incurred hereunder.

17.   RELATIONSHIP OF PARTIES:

      17.1 Nothing contained herein or in any Confirmation Agreement shall be construed to create an association, joint venture, trust, or partnership, or impose a trust or partnership covenant, obligation, or liability on or with regard to any one or more of the Parties. Each Party shall be individually responsible for its own covenants, obligations, and liabilities under this Agreement and under any applicable Confirmation Agreement.


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                         Second Revised Sheet No. 30
Rate Schedule FERC No. 6                Superseding First Revised Sheet No. 30


      17.2 All rights of the Parties are several, not joint. No Party shall be under the control of or shall be deemed to control another Party. Except as expressly provided in this Agreement, no Party shall have a right or power to bind another Party without its express written consent.

18.   NO DEDICATION OF FACILITIES:

            Any undertaking by one Party to another Party under any provision of this Agreement shall not constitute the dedication of the electric system or any portion thereof of the undertaking Party to the public or to the other Party, and it is understood and agreed that any such undertaking under any provision of this Agreement by a Party shall cease upon the termination of such Party's obligations under this Agreement.

19.   NO RETAIL SERVICES:

            Nothing contained in this Agreement shall grant any rights to or obligate any Party to provide any services hereunder directly to or for retail customers of any Party.

20.   THIRD PARTY BENEFICIARIES:

            This Agreement shall not be construed to create rights, in, or to grant remedies to, any third party as a beneficiary of this Agreement or of any duty, obligation or undertaking established herein except as provided for in Section 14.

21.   LIABILITY AND DAMAGES:

      21.1a This Agreement contains express remedies or measures of damages in Sections 21.3 and 22 for non-performance or default.

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                         First Revised Sheet No. 30A
Rate Schedule FERC No. 6                    Superseding Original Sheet No. 30A


            ALL OTHER DAMAGES OR REMEDIES ARE HEREBY WAIVED. Therefore, except as provided in Sections 21.3 and 22, no Party or its directors, members of its governing bodies, officers or employees shall be liable to any other Party or Parties for any loss or damage to property, loss of earnings.

      21.1b Notwithstanding any other provision in this Agreement, any Party due monies under this Agreement, the amounts of which are not in dispute or if disputed have been the subject of a decision awarding such amounts, (i) shall have the right to seek payment of such monies in any forum having competent jurisdiction and (ii) shall possess the right to seek relief directly from that forum without first utilizing the mediation or arbitration provisions of this Agreement.

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 31
Rate Schedule FERC No. 6

            or revenues, personal injury, or any other direct, indirect, or consequential damages or injury, or punitive damages, which may occur or result from the performance or non-performance of this Agreement (including any applicable Confirmation Agreement), including any negligence arising hereunder. Any liability or damages faced by an officer or employee of a Federal agency or by that agency that would result from the operation of this provision shall not be inconsistent with Federal law.

      21.2  [RESERVED]

      21.3 The following damages provision shall apply to transactions under Service Schedules B and C. For transactions under Service Schedule A, this damages provision or some other damages provision will apply only if such a damages provision is agreed to through a Confirmation Agreement. The damages under this Section 21.3 apply to a Party's failure to deliver or receive electric power or energy in violation of the terms of the Agreement and any Confirmation Agreement. The Contract Quantity and Contract Price referred to in this Section
            21.3 are part of the agreement between the Parties for which damages are being calculated under this Section.

            (a) If either Party fails to deliver or receive, as the case may be, the quantities of electric power or energy due under the Agreement and any Confirmation Agreement (thereby becoming a "Non-Performing Party" for the purposes of this Section 21.3), the other party (the "Performing

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 32
Rate Schedule FERC No. 6


                  Party") shall be entitled to receive from the Non-Performing Party an amount calculated as follows (unless performance is excused by Uncontrollable Forces as provided in Section 10, the applicable Service Schedule, or by the Performing Party):

                  (1) If the amount the Purchaser scheduled or received in any hour is less than the applicable hourly Contract Quantity, then the Purchaser shall be liable for (a) the product of the amount (whether positive or negative), if any, by which the Contract Price differed from the Sales Price (Contract Price - Sales Price) and the amount by which the quantity received by the Purchaser was less than the hourly Contract Quantity; plus (b) the amount of transmission charge(s), if any, for firm transmission service upstream of the delivery point, which the Seller incurred to achieve the Sales Price, less the reduction, if any, in transmission charge(s) achieved as a result of the reduction in the Purchaser's schedule or receipt of electric energy (based on Seller's reasonable commercial efforts to achieve such reduction). If the total amounts for all hours calculated under this paragraph (1) are negative, then neither the Purchaser nor the Seller shall pay any amount under this Section 21.3(a)(1).


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 33
Rate Schedule FERC No. 6


                  (2) If the amount the Seller scheduled or delivered in any hour is less than the applicable hourly Contract Quantity, then the Seller shall be liable for (a) the product of the amount (whether positive or negative), if any, by which the Replacement Price differed from the Contract Price (Replacement Price - Contract Price) and the amount by which the quantity delivered by the Seller was less than the hourly Contract Quantity; plus (b) the amount of transmission charge(s), if any, for firm transmission service downstream of the delivery point, which the Purchaser incurred to achieve the Replacement Price, less the reduction, if any, in transmission charge(s) achieved as a result of the reduction in the Seller's schedule or delivery (based on Purchaser's reasonable commercial effort to achieve such reduction). If the total amounts for all hours calculated under this paragraph (2) are negative, then neither the Purchaser nor the Seller shall pay any amount under this Section 21.3(a)(2).

                  (3) The Non-Performing Party shall pay any amount due from it under this section within the billing period as specified in Section 9 of this Agreement or agreed to in the applicable Confirmation Agreement if the Parties agreed to revise the billing period in Section 9.


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 34
Rate Schedule FERC No. 6


            (b)   The Parties agree that the amounts recoverable under this
                  Section 21.3 are a reasonable estimate of loss and not a penalty, and represent the sole and exclusive remedy for the Performing Party. Such amounts are payable for the loss of bargain and the loss of protection against future risks.

            (c) Each Party agrees that it has a duty to mitigate damages in a commercially reasonable manner to minimize any damages it may incur as a result of the other Party's performance or non-performance of this Agreement.

            (d) In the event the Non-Performing Party disputes the calculation of the damages under this Section 21.3, the Non-Performing Party shall pay the full amount of the damages as required by Section 9 of this Agreement to the Performing Party. After informal dispute resolution as required by Section 34.1, any remaining dispute involving the calculation of the damages shall be referred to binding dispute resolution as provided by Section 34.2 of this Agreement. If resolution or agreement results in refunds or the need for refunds to the Non-Performing Party, such refunds shall be calculated in accordance with Section 9.4 of this Agreement.

22.   DEFAULT OF TRANSACTIONS UNDER THIS AGREEMENT AND CONFIRMATION
      AGREEMENTS:

      22.1  EVENTS OF DEFAULT

            An "Event of Default" shall mean with respect to a Party ("Defaulting Party"):


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 35
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 35


            (a) the failure by the Defaulting Party to make, when due, any payment required pursuant to this Agreement or Confirmation Agreement if such failure is not remedied within two (2) Business Days after written notice of such failure is given to the Defaulting Party by the other Party ("the Non-Defaulting Party"). The Non-Defaulting Party shall provide the notice by facsimile to the designated contact person for the Defaulting Party and also shall send the notice by overnight delivery to such contact person; or

            (b) the failure by the Defaulting Party to provide clear and good title as required by Section 33.3, or to have made accurate representations and warranties as required by Section 37 and such failure is not cured within five (5) Business Days after written notice thereof to the Defaulting Party; or

            (c) The institution, with respect to the Defaulting Party, by the Defaulting Party or by another person or entity of a bankruptcy, reorganization, moratorium, liquidation or similar insolvency proceeding or other relief under any bankruptcy or insolvency law affecting creditor's rights or a petition is presented or instituted for its winding-up or liquidation; or

            (d) The failure by the Defaulting Party to provide adequate assurances of its ability to perform all of its outstanding material obligations to the Non-Defaulting Party under the Agreement or Confirmation Agreement

Issued by:  Michael E. Small, General Counsel to  Effective:  February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                         Second Revised Sheet No. 36
Rate Schedule FERC No. 6                Superseding First Revised Sheet No. 36

                  pursuant to Section 27 of this Agreement or any substitute or modified provision in the Confirmation Agreement.

            (e)   With respect to its Guarantor, if any:

                  (i) if a material representation or warranty made by a Guarantor in connection with this Agreement, or any transaction entered into hereunder, is false or misleading in any material respect when made or when deemed made or repeated; or

                  (ii) the failure of a Guarantor to make any payment required or to perform any other material covenant or obligation in any guarantee made in connection with this Agreement, including any transaction entered into hereunder, and such failure shall not be remedied within three (3) Business Days after written notice; or

                  (iii) the institution, with respect to the Guarantor, by the
                        Guarantor or by another person or entity of a bankruptcy, reorganization, moratorium, liquidation or similar insolvency proceeding or other relief under any bankruptcy or insolvency law affecting creditor's rights or a petition is presented or instituted for its winding-up or liquidation; or

                  (iv) the failure, without written consent of the other Party, of a Guarantor's guarantee to be in full force and effect for purposes of this Agreement (other than in accordance with its terms) prior to

Western Systems Power Pool                         First Revised Sheet No. 36A
Rate Schedule FERC No. 6                    Superseding Original Sheet No. 36A


                        the satisfaction of all obligations of such Party under each transaction to which such guarantee shall relate; or

                  (v) a Guarantor shall repudiate, disaffirm, disclaim, or reject, in whole or in part, or challenge the validity of, any guarantee.

      22.2  REMEDIES FOR EVENTS OF DEFAULT

                  If an Event of Default occurs, the Non-Defaulting Party shall possess the right to terminate all transactions between the Parties under this Agreement upon written notice (by facsimile or other reasonable means) to the Defaulting Party, such notice of termination to be effective immediately upon receipt. If the Non-Defaulting Party fails to exercise this right of termination within thirty (30) days following the time when the Event of Default becomes known (or more than thirty days if the Non-Defaulting and Defaulting Parties agree to an extension), then such right of termination shall no longer be available to the Non-Defaulting Party as a remedy for the Event(s) of Default. The Non-Defaulting Party terminating transaction(s) under this Section 22.2 may do so without making a filing at FERC.

                  Upon termination, the Non-Defaulting Party shall liquidate all transactions as soon as practicable, provided that in no event will the Non-Defaulting Party be allowed to liquidate Service Schedule A transactions. The payment associated with termination ("Termination Payment") shall be calculated in accordance with this Section 22.2 and Section 22.3. The Termination Payment shall be the sole and exclusive remedy for the Non-Defaulting Party for each terminated

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                              Original Sheet No. 36B
Rate Schedule FERC No. 6


            transaction ("Terminated Transaction") for the time period beginning at the time notice of termination under this Section 22 is received. Prior to receipt

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 37
Rate Schedule FERC No. 6


            of such notice of termination by the Defaulting Party, the Non-Defaulting Party may exercise any remedies available to it under
            Section 21.3 of this Agreement or Confirmation Agreement(s), and any other remedies available to it at law or otherwise.

                  Upon termination, the Non-Defaulting Party may withhold any payments it owes the Defaulting Party for any obligations incurred prior to termination under this Agreement or Confirmation Agreement(s) until the Defaulting Party pays the Termination Payment to the Non-Defaulting Party. The Non-Defaulting Party shall possess the right to set-off the amount due it under this Section 22 by any such payments due the Defaulting Party as provided in Section 22.3(d).

      22.3  LIQUIDATION CALCULATION OPTIONS

                  The Non-Defaulting Party shall calculate the Termination
            Payment as follows:

            (a) The Gains and Losses shall be determined by comparing the value of the remaining term, transaction quantities, and transaction prices under each Terminated Transaction had it not been terminated to the equivalent quantities and relevant market prices for the remaining term either quoted by a bona fide third-party offer or which are reasonably expected to be available in the market under a replacement contract for each Terminated Transaction. To ascertain the market prices of a replacement contract, the Non-Defaulting Party may consider, among other valuations, quotations

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 38
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 38


                  from Dealers in energy contracts, any or all of the settlement prices of the NYMEX power futures contracts (or NYMEX power options contracts in the case of Physically-Settled Options) and other bona fide third party offers, all adjusted for the length of the remaining term and differences in transmission. It is expressly agreed that the Non-Defaulting Party shall not be required to enter into replacement transactions in order to determine the Termination Payment.

            (b) The Gains and Losses calculated under paragraph (a) shall be discounted to present value using the Present Value Rate as of the time of termination (to take account to the period between the time notice of termination was effective and when such amount would have otherwise been due pursuant to the relevant transaction). The "Present Value Rate" shall mean the sum of 0.50% plus the yield reported on page "USD" of the Bloomberg Financial Markets Services Screen (or, if not available, any other nationally recognized trading screen reporting on-line intraday trading in United States government securities) at 11:00 a.m. (New York City, New York time) for the United States government securities having a maturity that matches the average remaining term of the Terminated Transactions; and

            (c) The Non-Defaulting Party shall set off or aggregate, as appropriate, the Gains and Losses (as calculated in Section 22.3(a)) and Costs and notify

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 39
Rate Schedule FERC No. 6


                  the Defaulting Party. If the Non-Defaulting Party's aggregate Losses and Costs exceed its aggregate Gains, the Defaulting Party shall, within three (3) Business Days of receipt of such notice, pay the Termination Payment to the Non-Defaulting Party, which amount shall bear interest at the Present Value rate from the time notice of termination was received until paid. If the Non-Defaulting Party's aggregate Gains exceed its aggregate Losses and Costs, the Non-Defaulting Party, after any set-off as provided in paragraph (d), shall pay the remaining amount to the Defaulting Party within three (3) Business Days of the date notice of termination was received including interest at the Present Value from the time notice of termination was received until the Defaulting Party receives payment.

            (d) The Non-Defaulting Party shall aggregate or set off, as appropriate, at its election, any or all other amounts owing between the Parties (discounted at the Present Value
                  Rate) under this Agreement and any Confirmation Agreements against the Termination Payment so that all such amounts are aggregated and/or netted to a single liquidated amount. The net amount due from any such liquidation shall be paid within three (3) Business Days following the date notice of termination is received.

             If the Defaulting Party disagrees with the calculation of the Termination Payment and the Parties cannot otherwise resolve their differences, the calculation issue shall be submitted to informal dispute resolution as provided in Section 34.1

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 40
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 40


            of this Agreement and thereafter binding dispute resolution pursuant to Section 34.2 if the informal dispute resolution does not succeed in resolving the dispute. Pending resolution of the dispute, the Defaulting Party shall pay the full amount of the Termination Payment calculated by the Non-Defaulting Party within three (3) Business Days of receipt of notice as set forth in Sections 22.3(c) and (d) subject to the Non-Defaulting Party refunding, with interest, pursuant to Section 9.4, any amounts determined to have been overpaid.

                  For purposes of this Section 22.3:

            (i) "Gains" means the economic benefit (exclusive of Costs), if any, resulting from the termination of the Terminated Transactions, determined in a commercially reasonable manner as calculated in accordance with this Section 22.3;

            (ii) "Losses" means the economic loss (exclusive of Costs), if any, resulting from the termination of the Terminated Transactions, determined in a commercially reasonable manner as calculated in accordance with this Section 22.3;

            (iii) "Costs" means brokerage fees, commissions and other similar transaction costs and expenses reasonably incurred in terminating any specifically related arrangements which replace a Terminated Transaction, transmission and ancillary service costs associated with Terminated Transactions, and reasonable attorneys' fees, if any, incurred in connection

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 41
Rate Schedule FERC No. 6

                  with the Non-Defaulting Party enforcing its rights with regard to the Terminated Transactions. The Non-Defaulting Party shall use reasonable efforts to mitigate or eliminate these Costs.

            (iv) In no event, however, shall a Party's Gains, Losses or Costs include any penalties or similar charges imposed by the Non-Defaulting Party.

      22A.  DEFAULT IN PAYMENT OF WSPP OPERATING COSTS:

            22A.1 A Party shall be deemed to be in default in payment of its share of WSPP operating costs pursuant to Section 7 of this Agreement, if any, when payment is not received within ten
                  (10) days after receipt of written notice. A default by any Party in such payment obligations shall be cured by payment of all overdue amounts together with interest accrued at the rate of one percent (1%) per month, or the maximum interest rate permitted by law, if any, whichever is less, prorated by days from the due date to the date the payment curing the default is made unless and until the Executive Committee shall determine another rate.

            22A.2 A defaulting Party, which is in default under Section 22.A1, shall be liable for all costs, including costs of collection and reasonable attorney fees, plus interest as provided in
                  Section 22.A1 hereof.

            22A.3 The rights under this Agreement of a Party which is in default of its obligation to pay operating costs under this Agreement for a period of three (3) months or more may be revoked by a vote of the non-defaulting

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 42
Rate Schedule FERC No. 6


                  Parties' representatives on the Executive Committee consistent with Section 8.3. The defaulting Party's rights shall not be revoked, however, unless said Party has received at least thirty (30) days written notice of the non-defaulting Parties' intent to revoke such rights. Said notice shall state the date on which the revocation of rights shall become effective if the default is not cured and shall state all actions which must be taken or amounts which must be paid to cure the default. This provision allowing the non-defaulting Parties to revoke such rights is in addition to any other remedies provided in this Agreement or at law and shall in no way limit the non-defaulting Parties' ability to seek judicial enforcement of the defaulting Party's obligations to pay its share of the operating costs under this Agreement. Upon the effective date of such revocation of rights, the defaulting party shall not be allowed to enter into any new transactions under this Agreement. The defaulting party under the Agreement or any Confirmation Agreements shall be required to carry out all obligations that existed prior to the effective date of such revocation. If a defaulting Party's rights under this Agreement have been revoked, the Executive Committee may restore that Party's rights upon the defaulting Party paying all amounts due and owing under this Agreement.

            22A.4 Upon revocation of the rights of a defaulting Party under this
                  Agreement, Operating Agent costs hereunder shall be equally shared among the

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 43
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 43



                  remaining Parties. Cost allocation adjustments shall be retroactive to the date of the default.

23.   OTHER AGREEMENTS:

            No provision of this Agreement shall preclude any Party from entering into other agreements or conducting transactions under existing agreements with other Parties or third parties. This Agreement shall not be deemed to modify or change any rights or obligations under any prior contracts or agreements between or among any of the Parties.

24.   GOVERNING LAW:

            This Agreement and any Confirmation Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the conflicts of laws rules thereof. The foregoing notwithstanding, (1) if both the Seller and Purchaser are organized under the laws of Canada, then the laws of the province of the Seller shall govern, or (2) if the Seller or Purchaser is an agency of or part of the United States Government, then the laws of the United States of America shall govern.

25.   JUDGMENTS AND DETERMINATIONS:

            Whenever it is provided in this Agreement that a Party shall be the sole judge of whether, to what extent, or under what conditions it will provide a given service, its exercise of its judgment shall be final and not subject to challenge. Whenever it is provided that (i) a service under a given transaction may be curtailed under certain conditions or circumstances, the existence of which are determined by or in the judgment of a Party, or (ii) the existence of qualifications for membership shall be determined by

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                               Original Sheet No. 44
Rate Schedule FERC No. 6


      the Executive Committee pursuant to Section 16, that Party's or the Executive Committee's determination or exercise of judgment shall be final and not subject to challenge if it is made in good faith and not made arbitrarily or capriciously.

26.   COMPLETE AGREEMENT:

            This Agreement and any subsequent amendments, including the Service Schedules and Exhibits incorporated herein, and any Confirmation Agreement, shall constitute the full and complete agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous representations, statements, negotiations, understandings and inducements are fully merged and incorporated in this Agreement.

27.   CREDITWORTHINESS:

            Should a Party's creditworthiness, financial responsibility, or performance viability become unsatisfactory to the other Party in such other Party's reasonably exercised discretion with regard to any transaction pursuant to this Agreement and any Confirmation Agreement (after the transaction is agreed to or begins), the dissatisfied Party (the "First Party") may require the other Party (the "Second Party") to provide, at the Second Party's option (but subject to the First Party's acceptance based upon reasonably exercised discretion), either (1) the posting of a Letter of Credit, (2) a cash prepayment, (3) the posting of other acceptable collateral or security by the Second Party, (4) a Guarantee Agreement executed by a creditworthy entity; or (5) some other mutually agreeable method of satisfying the First Party. The Second Party's obligations under this Section 27 shall be limited to a reasonable estimate of the damages to the First Party


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 45
Rate Schedule FERC No. 6


      (consistent with Section 21.3 of this Agreement) if the Second Party were to fail to perform its obligations. Events which may trigger the First Party questioning the Second Party's creditworthiness, financial responsibility, or performance viability include, but are not limited to, the following:

      (1) The First Party has knowledge that the Second Party (or its Guarantor if applicable) are failing to perform or defaulting under other contracts.

      (2) The Second Party has exceeded any credit or trading limit set out in the Confirmation Agreement or other agreement between the Parties.

      (3) The Second Party or its Guarantor has debt which is rated as investment grade and that debt falls below the investment grade rating by at least one rating agency or is below investment grade and the rating of that debt is downgraded further by at least one rating agency.

      (4) Other material adverse changes in the Second Party's financial condition occur.

      (5) Substantial changes in market prices which materially and adversely impact the Second Party's ability to perform under this Agreement or any Confirmation Agreement occur.

            If the Second Party fails to provide such reasonably satisfactory assurances of its ability to perform a transaction hereunder within three
      (3) Business Days of demand therefore, that will be considered an Event of Default under Section 22 of this Agreement and the First Party shall have the right to exercise any of the remedies provided for under


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                         First Revised  Sheet No. 46
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 46



      that Section 22. Nothing contained in this Section 27 shall affect any credit agreement or arrangement, if any, between the Parties.

28.   NETTING:

      28.1 If the Purchaser and the Seller are each required to pay an amount to each other in the same calendar month for transactions under this Agreement, then such amounts with respect to each Party may be aggregated and the Parties may discharge their obligations to pay through netting of the respective amounts due, in which case the Party, if any, owing the greater aggregate amount may pay to the other Party the difference between the amounts owed. Each Party reserves to itself all rights, set-offs, counterclaims, and other remedies and defenses (to the extent not expressly herein waived or denied) which such Party has or may be entitled to arising from or out of this Agreement and any applicable Confirmation Agreements.

      28.2 Parties shall net payments (associated with transactions under this Agreement and Confirmation Agreement) in accordance with Exhibit A, if such Parties have executed the form attached as Exhibit A. The Parties obligation to net shall include the netting of all payments received by the Parties in the same calendar month. Parties that have executed Exhibit A shall provide a signed copy of

Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                          First Revised Sheet No. 47
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 47


            Exhibit A to a representative of the WSPP and to any Party that requests a copy and indicate on the WSPP Homepage that they have so executed Exhibit A (once the WSPP Homepage possesses the necessary capability). If a Party indicated its election to net payments on the WSPP Homepage and that Party desires to withdraw its agreement to net, that Party shall provide at least 30 days notice on the WSPP Homepage of the change in its election to net and also shall provide, concurrent with its withdrawal notice, written notice to all Parties with which it has ongoing transactions or with which it has committed to future transactions under the Agreement at the time of the notice. Any such changes in netting status shall apply beginning at least 30 days after notice required by this Section
            28.2 is provided and only shall apply to transactions agreed to beginning on or after the date the change in netting status becomes effective.

      28.3 The Parties may by separate agreement either through a Confirmation Agreement or some other agreement set out specific terms relating to the implementation of the netting in addition to or in lieu of Exhibit A.

Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                              Original Sheet No. 47A
Rate Schedule FERC No. 6


29.   TAXES:

            The Contract Price for all transactions under the Service Schedules shall include full reimbursement for, and the Seller is liable for and shall pay, or cause to be paid, or reimburse the Purchaser for if the Purchaser has paid, all taxes applicable to a transaction that arise prior to the delivery point. If the Purchaser is required to remit such tax, the amount shall be deducted from any sums due to the Seller. The Seller shall indemnify,

Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                               Original Sheet No. 48
Rate Schedule FERC No. 6


      defend, and hold harmless the Purchaser from any claims for such taxes. The Contract Price does not include reimbursement for, and the Purchaser is liable for and shall pay, cause to be paid, or reimburse the Seller for if the Seller has paid, all taxes applicable to a transaction arising at and from the delivery point, including any taxes imposed or collected by a taxing authority with jurisdiction over the Purchaser. The Purchaser shall indemnify, defend, and hold harmless the Seller from any claims for such taxes. Either Party, upon written request of the other Party, shall provide a certificate of exemption or other reasonably satisfactory evidence of exemption if either Party is exempt from taxes, and shall use reasonable efforts to obtain and cooperate with the other Party in obtaining any exemption from or reduction of any tax. Taxes are any amounts imposed by a taxing authority associated with the transaction.

30.   CONFIDENTIALITY:

            The terms of any transaction under the Service Schedules or any other information exchanged by the Purchaser and Seller relating to the transaction shall not be disclosed to any person not employed or retained by the Purchaser or the Seller or their affiliates, except to the extent disclosure is (1) required by law, (2) reasonably deemed by the disclosing Party to be required to be disclosed in connection with a dispute between or among the Parties, or the defense of any litigation or dispute, (3) otherwise permitted by consent of the other Party, which consent shall not be unreasonably withheld, (4) required to be made in connection with regulatory proceedings (including proceedings relating to FERC, the United States Securities and Exchange Commission or any other

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 49
Rate Schedule FERC No. 6


      federal, state or provincial regulatory agency); (5) required to comply with North American Electric Reliability Organization, regional reliability council, or successor organization requirements; or (6) necessary to obtain transmission service. In the event disclosure is made pursuant to this provision, the Parties shall use reasonable efforts to minimize the scope of any disclosure and have the recipients maintain the confidentiality of any documents or confidential information covered by this provision, including, if appropriate, seeking a protective order or similar mechanism in connection with any disclosure. This provision shall not apply to any information that was or is hereafter in the public domain (except as a result of a breach of this provision).

31.   TRANSMISSION TARIFF:

            Pursuant to FERC Order No. 888, issued on April 24, 1996, and FERC orders where applicable, the WSPP Default Transmission Tariff has been filed and has become effective. The Parties agree to be bound by the terms of that Tariff for so long as they are Western Systems Power Pool members.

32.   TRANSACTION SPECIFIC TERMS AND ORAL AGREEMENTS:

      32.1 The Parties' agreement to transaction specific terms which constitute the Confirmation Agreement shall be made by one of the following methods: (1) provision of pertinent information through written Confirmation Agreements (see Exhibit C for a sample); or (2) oral conversation, provided that such oral conversation is recorded electronically. By mutual agreement and consistent with and pursuant to the provisions of this Section 32, the Parties to a transaction under


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          Third Revised Sheet No. 50
Rate Schedule FERC No. 6               Superseding Second Revised Sheet No. 50


            this Agreement may agree to modify any term of this Agreement which applies to such transaction (but not to provisions regarding the operation of the WSPP as an organization including Sections 7 and
            8), such agreement to be reflected in a Confirmation Agreement. Written confirmation shall be required for all transactions of one week or more. Upon request of the Purchaser or at the election of the Seller, the Seller shall provide written confirmation which must be received by the Purchaser within five Business Days of the date of the agreement or request. The Purchaser shall have five Business Days from date of receipt to respond to the confirmation. If the Purchaser does not respond within that time period, the Seller's written confirmation shall be considered as accepted and final except as provided in Section 32.5. If the Seller fails to provide any required written confirmation within five Business Days, as described above, then the Purchaser may submit a written confirmation to the Seller. The Purchaser shall submit such written confirmation within five Business Days after the deadline for submitting a written confirmation applicable to the Seller as set forth above has expired. If the Seller fails to respond to Purchaser's confirmation within five Business Days, then the Purchaser's written confirmation shall be considered as accepted and final except as provided in Section 32.5. Notwithstanding the foregoing, any failure of the Seller or the Purchaser to provide written confirmation of the transaction shall not invalidate any oral agreement of the Parties except for oral agreements prohibited by Section 32.5. Nor shall any oral agreement of the Parties be considered invalidated


Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                        First Revised  Sheet No. 50A
Rate Schedule FERC No. 6                    Superseding Original Sheet No. 50A

            before and during the time period the confirmation process is ongoing and no final Confirmation Agreement under these procedures or through mutual agreement has been reached.

Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                               Original Sheet No. 51
Rate Schedule FERC No. 6


      32.2 The Parties agree not to contest, or assert any defense with respect to, the validity or enforceability of any agreement to the terms concerning a specific transaction(s), on the basis that documentation of such terms fails to comply with the requirements of any statute that agreements be written or signed. Each Party consents to the recording by the other Party, without any further notice, of telephone conversations between representatives of the Parties, which contain agreements to or discussion concerning the terms of a specific transaction(s). All such recordings may be introduced and admitted into evidence for the purpose of proving agreements to terms, and any objection to such introduction or admission for such purpose is hereby expressly waived. The terms documented hereunder, whether stated in a written document or a recording, are intended by the Parties as a final expression of their agreement with respect to such terms as are included therein and may not be contradicted by evidence of any prior agreement, but may be supplemented by course of dealing, performance, usage of trade and evidence of consistent additional mutually agreed-upon terms.

      32.3 For individual transactions under the Service Schedules, the Agreement as it may be modified or supplemented by a Confirmation Agreement shall bind the Parties and govern the transactions; provided, however, if the Parties to a transaction do not reach agreement on such modification or change to a term of the Agreement, or the Confirmation Agreement is not considered accepted and final pursuant to Section 32.1, then the term or terms of the Agreement, which the Parties could not

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                         Second Revised Sheet No. 52
Rate Schedule FERC No. 6                Superseding First Revised Sheet No. 52



            reach agreement to modify or change or which are not considered modified pursuant to Section 32.1, shall apply to that transaction. In the event of a conflict between a binding and effective Confirmation Agreement and this Agreement, the Confirmation Agreement shall govern.

      32.4 The Seller shall not be required to file written confirmations with FERC except as provided in the Service Schedules.

      32.5 When a Confirmation Agreement contains Non-Standard Confirmation Provisions which are provisions other than those set forth in paragraphs (a) - (l) of Exhibit C, those Non-Standard Confirmation Provisions shall not be deemed to be accepted pursuant to Section
            32.1 unless agreed to: (i) orally, with that oral agreement recorded (provided that such oral agreement option only shall be available for transactions of less than one week); or (ii) in a writing executed by both Parties.

      32.6 Other Products and Service Levels: The Parties may agree to use a product/service level defined by a different agreement (e.g., the California ISO tariff, the ERCOT agreement or the EEI agreement) for a particular transaction under this Agreement. Unless the Parties expressly state and agree that all the terms and conditions of such other agreement will apply to any such transaction, the transaction shall be subject to all the terms of this Agreement, except that (1) all service level/product definitions, (2) force majeure/uncontrollable force definitions, and (3) other terms as mutually agreed shall have the meaning

Issued by:  Michael E. Small, General Counsel to Effective:  September 1, 2002
                  Western Systems Power Pool
Issued on:  July 2, 2002

Western Systems Power Pool                              Original Sheet No. 52A
Rate Schedule FERC No. 6


            ascribed to them in the different agreement or in the applicable confirmation notice or agreement.

      32.7 Written confirmation pursuant to this Section 32 may be provided in electronic format so long as the Parties to the affected transaction or transactions have agreed on the procedures and format for doing so.

33.   PERFORMANCE, TITLE, AND WARRANTIES FOR TRANSACTIONS UNDER SERVICE
      SCHEDULES:

      33.1  Performance

            33.1.1 The Seller shall deliver to the delivery point(s) as agreed to in the applicable Confirmation Agreement and sell to the Purchaser in accordance with the terms of the Agreement and such Confirmation Agreement.

            33.1.2 The Purchaser shall receive and purchase the Contract
                   Quantity, as agreed to by the Parties in the applicable Confirmation Agreement, at the delivery point(s) and purchase from the Seller in accordance with the terms of the Agreement and such Confirmation Agreement.

      33.2  Title and Risk of Loss

                  Title to and risk of loss of the electric energy shall pass from the Seller to the Purchaser at the delivery point agreed to in the Confirmation Agreement; provided, however, with regard to federal agencies or parts of the United States


Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                               Original Sheet No. 53
Rate Schedule FERC No. 6


            Government, title to and risk of loss shall pass to Purchaser to the extent permitted by and consistent with applicable law.

      33.3  Warranties

                  The Seller warrants that it will transfer to the Purchaser good title to the electric energy sold under the Agreement and any Confirmation Agreement, free and clear of all liens, claims, and encumbrances arising or attaching prior to the delivery point and that Seller's sale is in compliance with all applicable laws and regulations. THE SELLER HEREBY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

34.   DISPUTE RESOLUTION:

      34.1  INFORMAL DISPUTE RESOLUTION

                  Before binding dispute resolution or any other form of
            litigation may proceed, any dispute between the Parties to a transaction under this Agreement first shall be referred to nonbinding mediation. The Parties shall attempt to agree upon a mediator from a list of ten (10) candidates provided by the Chairman of the WSPP Operating Committee or his or her designee. If the Parties are unable to agree, then the Chairman or the designee shall appoint a mediator for the dispute. Neither the mediator nor the person involved on behalf of the WSPP in developing a list of mediators for the Parties to choose from or in selecting the

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 54
Rate Schedule FERC No. 6


            mediator (if the Parties are unable to do so) shall possess a direct or indirect interest in either Party or the subject matter of the mediation. The WSPP shall establish procedures for the appointment of mediators and the conduct of mediation and those procedures shall apply to the mediation.

      34.2  BINDING DISPUTE RESOLUTION

                  The Parties to a dispute may elect binding dispute resolution using the following process unless binding arbitration of certain disputes is required under this Agreement in which event the Parties shall use the process set forth in this Section 34.2 to resolve such disputes, unless the Parties otherwise agree:

            (a) WSPP Dispute Resolution: A Party to a dispute (if binding dispute resolution is required) or all Parties to a dispute (if agreement of the Parties is required for binding dispute resolution) may initiate binding dispute resolution under WSPP procedures by notifying the Chairman of the WSPP Operating Committee or his or her designee. The Chairman or his or her designee shall provide the Parties with a list of ten (10) eligible arbitrators. Within ten (10) days of receiving the list, the Parties shall agree on a single arbitrator from the list to conduct the arbitration, or notify the Chairman of the Operating Committee or the designee of their inability to reach agreement. If notified of the Parties inability to reach agreement, then the Chairman or the designee shall choose the arbitrator from the list within five (5) days. Neither the arbitrator nor the person

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 55
Rate Schedule FERC No. 6


                  involved on behalf of the WSPP in developing a list of arbitrators for the Parties to choose from or in selecting the arbitrator (if the Parties are unable to do so) shall possess a direct or indirect interest in either Party or the subject matter of the arbitration. The Procedures to be used for this arbitration shall follow the arbitration procedures which shall be developed and maintained by the WSPP and the procedures will be generally consistent with the commercial arbitration rules of the American Arbitration Association though not involving the Association.

                  If the Parties agree to binding dispute resolution under this
            Section 34.2, each Party understands that it will not be able to bring a lawsuit concerning any dispute that may arise which is covered by this arbitration provision. Notwithstanding the foregoing, nothing herein is intended to waive any provision of the Federal Arbitration Act, 9 U.S.C. Section 1, et. seq., or anY right under state statute or common law to challenge an arbitration award or to prevent any action to enforce any arbitration award.

                  A Party's liability and damages under any arbitration award resulting from the process set forth in this Section 34.2 shall be limited as provided in this Agreement or in any Confirmation Agreement.


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 56
Rate Schedule FERC No. 6


            34.3  COSTS

                  Each Party shall be responsible for its own costs and those of its counsel and representatives. The Parties shall equally divide the costs of the arbitrator or mediator and the hearing.

      34.4  CONFIDENTIALITY

                  Any arbitration or mediation under this Section 34 shall be conducted on a confidential basis and not disclosed, including any documents or results which shall be considered confidential, unless the Parties otherwise agree or such disclosure is required by law.

35.   FORWARD CONTRACTS:

            The Parties acknowledge and agree that all transactions under the Agreement and Confirmation Agreement(s) are forward contracts and that the Parties are forward contract merchants, as those terms are used in the United States Bankruptcy Code. The Parties acknowledge and agree that all of their transactions, together with this Agreement and the related Confirmation Agreement(s) form a single, integrated agreement, and agreements and transactions are entered into in reliance on the fact that the agreements and each transaction form a single agreement between the Parties.

36.   TRADE OPTION EXCEPTION

            The Parties intend that any Physically Settled Option under this Agreement shall qualify under the trade option exception, 17 C.F.R.
      Section 32.4. Accordingly, each Party buying or selling a Physically Settled Option agrees and warrants that any such option

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 57
Rate Schedule FERC No. 6


      shall be offered only to a provider, user, or merchant and that the entities entering into the options are doing so solely for purposes related to their business.

37.   ADDITIONAL REPRESENTATIONS AND WARRANTIES:

            Each Party warrants and represents to the other(s) that it possesses the necessary corporate, governmental and legal authority, right and power to enter into and agree to the applicable Confirmation Agreement for a transaction or transactions and to perform each and every duty imposed, and that the Parties' agreement to buy and sell power under this Agreement and the Confirmation Agreement represents a contract. Each Party also warrants and represents to the other(s) that each of its representatives executing or agreeing through a Confirmation Agreement to a transaction under this Agreement is authorized to act on its behalf.

            Each Party further warrants and represents that entering into and performing this Agreement and any applicable Confirmation Agreement does not violate or conflict with its Charter, By-laws or comparable constituent document, any law applicable to it, any order or judgment of any court or other agency of government applicable to it or any agreement to which it is a party and that this Agreement and applicable Confirmation Agreement(s), constitute a legal, valid and binding obligation enforceable against such Party in accordance with the terms of such agreements.

            Each Party also represents that it is solvent and that on each delivery this representation shall be deemed renewed unless notice to the contrary is given in writing by the Purchaser to the Seller before delivery.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 58
Rate Schedule FERC No. 6                                  Superseding
Original Sheet No. 58


38.   FLOATING PRICES:

      38.1 In the event the Parties intend that the price for a transaction is to be based on an index, exchange or any other kind of variable reference price (such price being a "Floating Price"), the Parties shall specify the "Floating Price" to be used to calculate the amounts in a Confirmation Agreement due Seller for that transaction.

      38.2 Market Disruption. If a Market Disruption Event has occurred and is continuing during the Determination Period, the Floating Price for the affected Trading Day shall be determined as follows. The Parties shall negotiate in good faith to agree on a Floating Price (or a method for determining a Floating Price) for the affected Trading Day. If the Parties have not so agreed on or before the twelfth Business Day following the first Trading Day on which the Market Disruption Event occurred or existed, then the Floating Price shall be determined in good faith by the Parties based upon (1) quotes from Dealers in energy contracts; and/or (2) quotes from Brokers in energy contracts. Each Party may obtain up to a maximum of four quotes which must be provided to the other Party no later than twenty-two Business Days following the first Business Day on which the Market Disruption Event occurred or existed. These quotes shall reflect transacted prices. The Floating Price for the affected Trading Day shall equal a simple average of the quotes obtained and provided by the Parties consistent with the provisions of this
            Section 38. Each Party providing quote(s) to the other Party also shall

Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                              Original Sheet No. 58A
Rate Schedule FERC No. 6


            identify to that other Party the Dealer(s) and/or the Broker(s) who provided each of the quotes to allow verification. "Determination Period" means each calendar month during the term of the relevant transaction; provided that if the term of the transaction is less than one calendar month the Determination Period shall be the term of the transaction. "Market Disruption Event" means, with respect to an index, any of the following events (the existence of which shall be determined in good faith by the Parties): (a) the failure of the index to announce or publish information necessary for determining the Floating Price; (b) the failure of trading to commence or the permanent discontinuation or material suspension of trading in the relevant options contract or commodity on the exchange or market acting as the index; (c) the temporary or permanent discontinuance or unavailability of the index; (d) the temporary or permanent closing of any exchange acting as the index; or (e) a material change in the formula for or the method of determining the Floating Price.

            "Trading Day" means a day in respect of which the relevant price source published the relevant price or would have published the relevant price but for the Market Disruption Event.

      38.3 Calculation of Floating Price. For the purposes of the calculation of a Floating Price, all numbers shall be rounded to three (3) decimal places. If the fourth (4th) decimal number is five (5) or greater, then the third (3rd) decimal number shall be

Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                              Original Sheet No. 58B
Rate Schedule FERC No. 6


            increased by one (1), and if the fourth (4th) decimal number is less than five (5), then the third (3rd) decimal number shall remain unchanged.

39.   AMENDMENT:

      39.1 This Agreement may be amended upon the submission to FERC and acceptance by FERC of that amendment. The Parties through the Executive Committee shall direct the filing of any amendments. The Parties to this Agreement agree to bound by this Agreement as it may be amended, provided that the Parties possess the right to challenge any amendments at FERC and to exercise any applicable withdrawal rights under this Agreement.

      39.2 Unless otherwise stated in the amendment, all amendments shall apply only to new transactions entered into or agreed to on or after the effective date of the amendment. Preexisting agreements and transactions shall operate under the version of the WSPP Agreement effective at the time of the agreement for the transaction unless the Parties to a transaction or transactions mutually agree otherwise.

      39.3 An agreement modifying this Agreement or a Confirmation Agreement for a transaction needs no consideration to be binding.

40.   EXECUTION BY COUNTERPARTS:

            This Agreement may be executed in any number of counterparts, and upon execution by all Parties, each executed counterpart shall have the same force and effect as


Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                          First Revised Sheet No. 59
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 59


      an original instrument and as if all Parties had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

41.   WITNESS:

            IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative as of the 27th day of July, 1991 (or as of the date of execution of this Agreement by each Party's duly authorized representation, in the case of any Party that becomes a signatory to this Agreement subsequent to July 27, 1991).

                        By:________________________________
                        Name:
                        Title:

Issued by:  Michael E. Small, General Counsel to      Effective: March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                               Original Sheet No. 60
Rate Schedule FERC No. 6

                                    EXHIBIT A

                                     NETTING

      Each Party that executes this Exhibit A to the Agreement agrees to net payments for transactions under WSPP Service Schedule A, B, and C with any other Party or Parties which also have agreed to net payments by executing a copy of this Exhibit A. The Party executing this Exhibit A shall indicate below when it desires that its agreement to net becomes effective. A Party agreeing to net under this Exhibit A shall comply with the provisions of Section 28.2 of the Agreement. Defined terms used herein are as defined in the WSPP Agreement. Netting shall be done in accordance with the following provision:

            If the Purchaser and Seller are each required to pay an amount on the payment due date in the same month for transactions under the Agreement or Confirmation Agreement, then such amounts with respect to each Party will be aggregated and the Parties will discharge their obligations to pay through netting, in which case the Party owing the greater aggregate amount will pay to the other party the difference between the amounts owed consistent with the payment times in Section 9.2 of the Agreement, unless the Parties have otherwise agreed to a different payment time as allowed by the Agreement. Each Party reserves to itself all rights, set-offs, counterclaims and other remedies and/or defenses to which it is or may be entitled, arising from or out of the Agreement. All outstanding payments between the Parties which are to be netted pursuant to this Exhibit A for transactions under WSPP Service Schedule A, B, and C shall be offset against each other or set off or recouped therefrom.

----------------------------------        --------------------------
Name of Authorized Representative               Effective Date for Netting

----------------------------------
Name of WSPP Member

----------------------------------        --------------------------
Signature of Authorized                         Date of Execution
Representative


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 61
Rate Schedule FERC No. 6


      [WSPP SAMPLE FORM - PARTIES ARE FREE TO USE THIS OR DISREGARD IT.]

                                    EXHIBIT B

FORM OF COUNTERPARTY GUARANTEE AGREEMENT

      This Guarantee Agreement (this "Guarantee"), dated, as of [__________], 199[__], is made and entered into by [_____________], a [__________] corporation
("Guarantor").

                                   WITNESSETH:

      WHEREAS, [___________________] (the "Company") may enter into transactions involving power sales under the Western Systems Power Pool ("WSPP Agreement") and related confirmation agreements(1) (collectively "Agreements") with [Company Name] ("Guaranteed Party"); and

      WHEREAS, Guarantor will directly or indirectly benefit from the Agreements.

      NOW THEREFORE, in consideration of the Guaranteed Party agreeing to conduct business with Company, Guarantor hereby covenants and agrees as follows:

      1. GUARANTY. Subject to the provisions hereof, Guarantor hereby irrevocably and unconditionally guarantees the timely payment when due of the obligations of Company (the "Obligations") to the Guaranteed Party in accordance with the Agreements. If Company fails to pay any Obligations, Guarantor shall promptly pay to the Guaranteed Party no later than the next Business Day (as defined in the WSPP Agreement), after notification, the amount due in the same currency and manner provided for in the Agreements. This Guarantee shall constitute a guarantee of payment and not of collection. Guarantor shall have no right of subrogation with respect to any payments it makes under this Guarantee until all of the Obligations of Company to the Guaranteed Party are paid in full. The liability of Guarantor under the Guarantee shall be subject to the following:

            (a) Guarantor's liability hereunder shall be and is specifically limited to payments expressly required to be made in accordance with the Agreements (even if such payments are deemed to be damages) and, except to the extent specifically provided in the Agreements, in no event shall Guarantor be subject hereunder to consequential, exemplary, equitable, loss of profits, punitive, tort, or any other even if such fees together with the payments

---------------------------------------
(1)


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 62
Rate Schedule FERC No. 6


exceed the cap in Section 1(b), damages, costs, except that Guarantor shall be required to pay reasonable attorney fees.

            (b) The aggregate liability of the Guarantor shall not exceed [_____] Million U.S. Dollars [___________].

      2. DEMANDS AND NOTICE. If Company fails or refuses to pay any Obligations, the Guaranteed Party may make a demand upon Guarantor (hereinafter referred to as a "Payment Demand"). A Payment Demand shall be in writing and shall reasonably and briefly specify in what manner and what amount Company has failed to pay and an explanation of why such payment is due, with a specific statement that the Guaranteed Party is calling upon Guarantor to pay under this Guarantee. A Payment Demand satisfying the foregoing requirements shall be deemed sufficient notice to Guarantor that it must pay the Obligations. A single written Payment Demand shall be effective as to any specific default during the continuance of such default, until Company or Guarantor has cured such default, and additional Payment Demands concerning such default shall not be required until such default is cured.

      3. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

            (a) it is a corporation duly organized and validly existing under the laws of the State of [_____________] and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Guarantee;

            (b) no authorization, approval, consent or order of, or registration or filing with, any court or other governmental body having jurisdiction over Guarantor is required on the part of Guarantor for the execution and delivery of this Guarantee; and

            (c) this Guarantee constitutes a valid and legally binding agreement of Guarantor enforceable against Guarantor in accordance with its terms, except as the enforceability of this Guarantee may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

      4. EFFECT OF BANKRUPTCY BY COMPANY. The Guarantor's obligation to pay under this Guarantee shall not be affected in any way by the institution with respect to the Company of a bankruptcy, reorganization, moratorium or similar insolvency proceeding or other relief under any bankruptcy or insolvency law affecting creditor's rights or a petition for the Company's winding-up or liquidation.

      5. AMENDMENT. No term or provision of this Guarantee shall be amended, modified, altered, waived, or supplemented except in a writing signed by the Guarantor and Guaranteed Party hereto.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 63
Rate Schedule FERC No. 6


      6. WAIVERS. Guarantor hereby waives (a) notice of acceptance of this Guarantee; (b) presentment and demand concerning the liabilities of Guarantor, except as expressly hereinabove set forth; and (c) any right to require that any action or proceeding be brought against Company or any other person, or except as expressly hereinabove set forth, to require that the Guaranteed Party seek enforcement of any performance against Company or any other person, prior to any action against Guarantor under the terms hereof.

      Except as to applicable statutes of limitation, no delay of the Guaranteed Party in the exercise of, or failure to exercise, any rights hereunder shall operate as a waiver of such rights, a waiver of any other rights or a release of Guarantor from any obligations hereunder.

      Guarantor consents to the renewal, compromise, extension, acceleration or other changes in the time of payment of or other changes in the terms of the Obligations, or any part thereof or any changes or modifications to the terms of the Agreements.

      Guarantor may terminate this Guarantee by providing written notice of such termination to the Guaranteed Party and upon the effectiveness of such termination, Guarantor shall have no further liability hereunder, except as provided in the last sentence of this paragraph. No such termination shall be effective until fifteen (15) Business Days after receipt by the Guaranteed Party of such termination notice. No such termination shall affect Guarantor's liability with respect to any obligations arising under any transaction entered into prior to the time the termination is effective, which transaction shall remain guaranteed pursuant to the terms of this Guarantee.

      7. ASSIGNMENT. The Guarantor shall not assign this Guarantee without the express written consent of the Guaranteed Party. The Guaranteed Party shall be entitled to assign its rights under this Agreement in its sole discretion.

      8. NOTICE. Any Payment Demand, to the Guaranteed Party or the Guarantor notice, request, instruction, correspondence or other document to be given hereunder by any party to another (herein collectively called "Notice") shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by telegram or telecopier, as follows:

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 64
Rate Schedule FERC No. 6


      To [Name of Guaranteed Party]        ____________________________
                                           ____________________________
                                           ____________________________
                                     Attn: ____________________________

                                     Fax No.: (___) ___________________

      To Guarantor:                        ____________________________
                                           ____________________________
                                           ____________________________
                                     Attn: ____________________________

                                     Fax No.: (___) ___________________

      Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All Notices by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving notice as provided above of such change of address.

      8. MISCELLANEOUS. THIS GUARANTEE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF [State], WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. This Guarantee shall be binding upon Guarantor, its successors and assigns and inure to the benefit of and be enforceable by the Guaranteed Party, its successors and assigns. The Guarantee embodies the entire agreement and understanding between Guarantor and the Guaranteed Party and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guarantee are for purposes of reference only, and shall not affect the meaning hereof. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

EXECUTED as of the day and year first above written.

                              [_____________________________]
                              By:  __________________________
                              Name:  ________________________
                              Title:  _______________________


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                         Second Revised Sheet No. 65
Rate Schedule FERC No. 6                Superseding First Revised Sheet No. 65


                                    EXHIBIT C

                          SAMPLE FORM FOR CONFIRMATION

1.    TRANSACTION SPECIFIC AGREEMENTS

            The undersigned Parties agree to sell and purchase electric energy, or a Physically-Settled Option, pursuant to the WSPP Agreement as it is supplemented and modified below:

      (a)   Seller:     __________________________________
      (b)   Purchaser:  __________________________________
      (c)   Period of Delivery:  From __\__\__  To  __\__\__
      (d)   Schedule (Days and Hours):  __________________
      (e)   Delivery Rate:________________________________
      (f)   Delivery Point(s):  __________________________
      (g)   Type of Service (Check as Applicable)
                  Service Schedule A _________
                  Service Schedule B _________
                  Service Schedule C _________
                  Physically-Settled Option Service Schedule B ______ Physically-Settled Option Service Schedule C ______
                  Other products per Section 32.6 _________________ [DESCRIBE
                                                                    PRODUCT]
      (h)   Contract Quantity:  ________ Total MWhrs.
      (i)   Contract or Strike Price:  _____________________
      (j)   Transmission Path for the Transaction (If Applicable):
      (k)   Date of Agreement if different:  _____________
      (l)   Additional Information for Physically-Settled Options
            (i)   Option Type:      Put __________    Call______________
            (ii)  Option Style: __________
            (iii) Exercise Date or Period: __________
            (iv)  Premium:        __________
            (v)   Premium Payment Date:  _________
            (vi)  Method for providing notice of exercise__________________
      (m)   Special Terms and Exceptions:
            See Attachment A

[Special Terms and Exceptions shall be shown on an Attachment to this Confirmation.]

----------------------------        ---------------------------
Name of Trader for Purchaser        Name of Trader for Seller


Issued by:  Michael E. Small, General Counsel to     Effective:  March 1, 2002
                  Western Systems Power Pool
Issued on:  December 21, 2001

Western Systems Power Pool                               Original Sheet No. 66
Rate Schedule FERC No. 6


---------------------------   ---------------------------
Authorized Signature                Authorized Signature
      for Purchaser                       for Seller

---------------------------   ---------------------------
Date                          Date


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 67
Rate Schedule FERC No. 6


                                    EXHIBIT D

                  WSPP MEDIATION AND ARBITRATION PROCEDURES

I.    MEDIATION

      A. INFORMAL MEDIATION. WSPP members with a dispute or a potential dispute involving transactions under the WSPP Agreement may request non-binding, informal mediation by contacting the WSPP's General Counsel and by providing a brief explanation in writing of the dispute and the remedy being sought. All parties to the dispute must request this Informal Mediation for it to become effective. After this contact, a telephonic conference call will be arranged among the affected WSPP members and the WSPP's General Counsel, the Chairman of the Operating Committee, and/or some other independent and knowledgeable person requested by the Chairman of the Operating Committee to participate. The purpose of the conference call will be to discuss the issues and to have an independent person or persons state their views. Best efforts will be made to set up this conference call within five Business Days after the WSPP's General Counsel is contacted subject to accommodating the schedules of all involved. This Informal Mediation shall be considered as satisfying the Mediation requirements of Section 34.1 of the WSPP Agreement.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 68
Rate Schedule FERC No. 6


      B. INITIATING FORMAL MEDIATION. A WSPP member which believes that it possesses a claim against another WSPP member relating to a WSPP transaction, which is unable to resolve the dispute through agreement with the other member to the transaction, and which desires to pursue that claim shall initiate non-binding formal mediation pursuant to Section 34.1 of the WSPP Agreement. The member initiating such mediation shall do so by Serving written notice to the Chairman of the WSPP Operating Committee, the WSPP's General Counsel, and the other members against which the claim is directed. Such notice shall state the nature of the dispute, the remedy sought, and support the claim.

      C. RESPONSE TO DOCUMENT INITIATING FORMAL MEDIATION. Within eight days, the member or members against which the claim is directed may provide a response to the notice which shall be Served on the member which initiated the Mediation, the Chairman of the WSPP's Operating Committee, and the WSPP's General Counsel.

      D. CHOOSING THE MEDIATOR. The Mediator shall be chosen in accordance with the procedures set forth in Section 34.1 of the WSPP Agreement. Each Party may suggest persons to be included on the list of Mediators to be presented to the Parties provided that these suggested persons shall be provided to the WSPP Representative together with relevant personal histories within two Business Days

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 69
Rate Schedule FERC No. 6


            of the date by which time the list of Mediators is to be sent out. The WSPP Representative shall allow at least one person suggested by each Party to be added to the list of Mediators. A brief personal history of each person on the list of potential mediators shall be provided to the Parties, with that history showing the person's employment over the last five years and any other relevant facts. The WSPP Representative shall provide the Parties with the list of Mediators within five days of receipt of notice of the dispute. The Parties then shall have five days in which to reach agreement on a Mediator or inform the WSPP Representative that they were unable to reach agreement in which event the WSPP Representative shall appoint the Mediator consistent with Section 34.1 of the WSPP Agreement. Upon request of the Parties for expedition, the WSPP Representative shall use best efforts to expedite this process.

      E. LOCATION FOR THE FORMAL MEDIATION. The Parties shall agree on a location for the Mediation. If the Parties fail to reach agreement, then the WSPP Representative shall set the location which shall be convenient for the Parties and the Mediator.

      F. TIME FOR THE FORMAL MEDIATION. The Parties shall agree on the time for the Mediation after consultation with the Mediator if one has been appointed. If the Parties fail to reach agreement, then the WSPP Representative shall set the time

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 70
Rate Schedule FERC No. 6


            which shall not be more than twenty-one days after the notice initiating the Mediation is received after consultation with the Parties and any Mediator.

      G. CONDUCT OF THE FORMAL MEDIATION. The Mediator shall have the ability to conduct the Mediation in any manner which the Mediator believes is appropriate to facilitate resolution of the dispute. Each Party shall have at least one representative with the authority to settle the dispute present at the Mediation. The Mediation shall be private and confidential and the Mediator shall have the authority to exclude any person not directly involved unless the Parties agree otherwise in writing. At the Mediation, each Party shall have the right to make a brief presentation of its case and to question the other Party. Each Party also may be represented by counsel.

      H. REPLACEMENT OF THE MEDIATOR. If the Mediator resigns, withdraws or is no longer able to serve, then the Parties shall have two Business Days in which to agree on a new Mediator. If the Parties are unable to agree within such time, the WSPP Representative shall appoint a replacement Mediator from the list used to select the first Mediator within two Business Days after being notified that the Parties are unable to agree. The dates and deadlines in this section may require modification if the mediator is replaced. Any extensions shall be as limited as possible.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 71
Rate Schedule FERC No. 6


II.   ARBITRATION

      A. INITIATING ARBITRATION. A WSPP member which initiates Arbitration pursuant to Section 34.2 of the WSPP Agreement shall do so by Serving the Chairman of the WSPP Operating Committee, the WSPP General Counsel and the members against which the claim is directed with written notice of its demand for arbitration. Such notice shall state the nature of the dispute, the remedy sought, and support the claim.

      B. RESPONSE. Within ten days of receipt of the notice, any member or members against which the claim is directed may provide a response to the notice. Such response must include any counterclaims which the member believes are appropriate. If a counterclaim is submitted, then the member which submitted the notice may respond to the counterclaim within ten days of receipt. All such responses shall be Served on the Parties, the Chairman of the WSPP Operating Committee, and the WSPP General Counsel.

      C. CHOOSING THE ARBITRATOR. The Arbitrator shall be chosen in accordance with the procedures set forth in Section 34.2 of the WSPP Agreement. Each Party may suggest persons to be included on the list of Arbitrators to be presented to the Parties provided that these suggested persons are provided to the WSPP Representative together with relevant personal histories within two business days

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 72
Rate Schedule FERC No. 6


            of the date by which time the list of Arbitrators is to be sent out. The WSPP Representative shall allow at least one person suggested by each Party to be added to the list of potential Arbitrators. A brief personal history of each person on the list of potential Arbitrators shall be provided to the Parties, with that history showing the person's employment over the last five years and any other relevant facts. The WSPP Representative shall provide the Parties with the list of Arbitrators within seven days of receipt of notice of the request for Arbitration. The Parties then shall have ten days in which to reach agreement on the Arbitrator or to inform the WSPP Representative that they were unable to reach agreement in which event the WSPP Representative shall appoint the Arbitrator consistent with Section 34.2 of the Agreement. Upon request of the Parties for expedition, the WSPP Representative shall use best efforts to cause this process to be expedited.

      D. LOCATION FOR THE ARBITRATION. The Parties shall agree on a location for the Arbitration. If the Parties fail to reach agreement, then the WSPP Representative shall set the location which shall be convenient for the Parties and the Arbitrator.

      E. TIME FOR THE ARBITRATION. The Parties shall agree on the time for the Arbitration and coordinate that time with the Arbitrator if one has been agreed to or appointed. If the Parties fail to reach agreement, then the WSPP Representative

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 73
Rate Schedule FERC No. 6

            shall set the time which shall not be more than 60 days after the notice is received. The WSPP Representative shall set a time after consultation with the Parties and the Arbitrator to check their schedules.

      F. DISCOVERY. After appointment of the Arbitrator, each Party shall be entitled to obtain relevant documents from the other Parties and to take depositions. Each Party shall respond to such a document request within seven days of receipt of the request and make its employees or consultants available for depositions to the extent that the employee or consultant possesses knowledge and information relevant to the dispute. Each Party shall disclose documents that are confidential or commercially sensitive subject to a reasonable protective order. Any disputes concerning discovery shall be promptly referred to the Arbitrator who shall have authority to resolve such disputes, including the authority to require attendance of witnesses at depositions. The Federal Rules of Civil Procedure shall apply to discovery under these procedures.

      G. CONDUCT OF ARBITRATION IF THE PARTIES AGREE TO WAIVE AN ORAL HEARING. If the Parties agree to waive an oral hearing, then the Parties shall Serve Initial Briefs no later than 35 days after the notice is received or notify the Arbitrator that they do not wish to submit any additional documents. Parties shall Serve any Reply Briefs no later than ten days after the date for Service of Initial Briefs.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 74
Rate Schedule FERC No. 6


      H. CONDUCT OF THE ARBITRATION HEARING. No later than fifteen days before any hearing, any Party may Serve an Initial Brief or notify the Arbitrator that they do not wish to submit any additional documents. A Party shall Serve any Reply Brief no later than five Business Days before any hearing. The Arbitrator shall preside over any hearing and rule on all objections including objections as to the admissibility of evidence or whether the questioning is proper. All testimony shall be submitted under oath. The Arbitrator is not bound to follow any particular rules governing the conduct of the proceeding. The Arbitrator may rely on legal advice provided through the WSPP. The Arbitrator may require any person employed by a Party to attend and testify at the hearing. Each Party shall possess the right to present evidence, including witnesses, and to cross-examine other Parties' witnesses. The Arbitration shall be private and the Arbitrator shall have the authority to exclude any person not directly involved unless the Parties otherwise agree. Each Party may be represented by counsel. A stenographic record of the Arbitration shall be kept.

      I. DECISION. Within ten Business Days after the end of the Arbitration hearing, the Arbitrator shall issue his award in writing. If the Parties waived the right to an oral hearing, then the Arbitrator shall issue the award within ten Business Days of the last date Briefs were to be submitted. The Arbitrator is not limited in the

Issued by: Michael E. Small, General Counsel to          Effective: July 1, 2000
           Western Systems Power Pool
Issued on: September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission, Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 75
Rate Schedule FERC No. 6


            remedies he may order so long as any arbitration award is consistent with the provisions and limitations of the WSPP Agreement and any applicable Confirmation Agreement with respect to the liability and damages of any Party; provided, however, upon agreement of the Parties to the dispute, the Arbitrator's choice of remedies may be limited.

      J. REPLACEMENT OF THE ARBITRATOR. If the Arbitrator resigns, withdraws, or is no longer able to serve then the Parties shall have two Business Days in which to agree on a new Arbitrator. If the Parties are unable to agree within such time, the WSPP Representative shall appoint a replacement Arbitrator from the list used to select the first Arbitrator within two Business Days after being notified that the Parties are unable to agree. The dates and deadlines in this section may require modification if the mediator is replaced. Any extensions shall be as limited as possible.

III.  MISCELLANEOUS

      A. CONFIDENTIALITY. Any Arbitration or Mediation shall be confidential as provided in Section 34.4 of the WSPP Agreement.

      B.    COSTS.  Costs shall be borne by Parties as provided in Section
            34.3 of the WSPP Agreement.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 76
Rate Schedule FERC No. 6


      C. RESTRICTIONS ON LAWSUITS. Each Party shall be subject to the restrictions provided in Section 34.2 of the WSPP Agreement.

      D. ATTORNEY-CLIENT/ATTORNEY WORKPRODUCT. The Arbitrator or Mediator shall not take any action which would result in disclosure of information in violation of the attorney-client privilege or attorney workproduct doctrine.

IV.   DEFINITIONS

      A. ARBITRATOR OR ARBITRATION. The Arbitrator appointed pursuant to these procedures and Section 34.2 of the WSPP Agreement and the Arbitration pursuant to these procedures and the WSPP Agreement.

      B. INITIAL OR REPLY BRIEFS. Written documents submitted by the Parties to support their positions and respond to each others positions. Such documents shall be limited to 25 pages.

      C.    BUSINESS DAYS.  Defined as in the WSPP Agreement.

      D. MEDIATOR OR MEDIATION. The Mediator appointed pursuant to these procedures and Section 34.1 of the WSPP Agreement and the Mediation pursuant to these procedures and the WSPP Agreement.

      E. PARTIES. The WSPP members involved in the Mediation or Arbitration which have a direct interest in the dispute.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 77
Rate Schedule FERC No. 6


      F. SERVICE, SERVING, OR SERVED. The method of service shall be by fax, unless impracticable because of the size of the document.
            In all events, the document should be delivered to the Party by overnight mail. Parties also should attempt to send the document out by email if possible. Service will be accomplished to a Party if sent to the Party's contact person for the disputed transaction. If there are multiple contact persons for one Party, service to one such person shall suffice. Service shall be to those individuals or entities specified in this procedures, but must include service to the Parties, the Mediator or Arbitrator (if either has been appointed), and to the WSPP General Counsel.

      G. WSPP REPRESENTATIVE. The Chairman of the WSPP Operating Committee or his or her designee for the purposes of the Arbitration or Mediation.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 78
Rate Schedule FERC No. 6


                               SERVICE SCHEDULE A

                             ECONOMY ENERGY SERVICE

A-1   PARTIES:

      This Service Schedule is agreed upon as a part of this Agreement by the Parties.

A-2   PURPOSE:

      The purpose of this Service Schedule is to define additional specific procedures, terms and conditions for requesting and providing Economy Energy Service.

A-3   TERMS:

      A-3.1 A Party may schedule Economy Energy Service from another Party by mutual agreement; provided, however, that each Party shall be the sole judge as to the extent to and the conditions under which it is willing to provide or receive such service hereunder consistent with statutory requirements and contractual commitments including the Agreement and any applicable Confirmation Agreement.

      A-3.2 Scheduling of Economy Energy Service hereunder shall be a responsibility of the Parties involved.

      A-3.3 Each Seller/Purchaser may prepare a daily estimate of the amount of Economy Energy Service that it is willing and able to sell/buy each hour and the associated hourly sale/purchase price for the next Business Day, plus the weekend and

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 79
Rate Schedule FERC No. 6


            holidays, and communicate this information to all other Parties via the Hub.

      A-3.4 Purchasers shall arrange purchases directly with Sellers, and shall be responsible for transmission arrangements.

      A-3.5 Unless otherwise mutually agreed between the Purchaser and the Seller, all Economy Energy Service transactions shall be pre-scheduled, and billings shall be based on amounts and prices agreed to in advance by schedulers, subject to Paragraphs A-3.6 and
            3.7 and subject to change by mutual agreement between dispatchers or schedulers due to system changes.

      A-3.6 The price for Economy Energy Service shall be mutually agreed to in advance between Seller and Purchaser and shall not be subject to the rate caps specified in Section A-3.7 in either of the following two circumstances:

            (1) where the Seller is a FERC regulated public utility and that Seller has been authorized to sell power like that provided for under this Service Schedule at market-based rates; or

            (2) where the Seller is not a FERC regulated public utility. A Party is a FERC regulated public utility if it is a "public utility" as defined in Section 201(e) of the Federal Power Act, 16 U.S.C. Section 824(e).

      A-3.7 Except as provided for in Section A-3.6, the price shall not exceed the Seller's forecasted Incremental Cost plus up to:

            $7.32/kW/ month; $1.68/kW/week;

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 80
Rate Schedule FERC No. 6


            33.78(cent)/kW/day; 14.07 mills/kWh; or 21.11 mills/kWh for service of sixteen (16) hours or less per day. The hourly rate is capped at the Seller's forecasted Incremental Cost plus 33.78(cent)/kW/ day. The total demand charge revenues in any consecutive seven-day period shall not exceed the product of the weekly rate and the highest demand experienced on any day in the seven-day period. In lieu of payment, such Parties may mutually agree to exchange economy energy at a ratio not to exceed that ratio provided for in Section C-3.7 of Service Schedule C. The Seller's forecasted Incremental Cost discussed above also may include any transmission and/or ancillary service costs associated with the sale, including the cost of any transmission and/or ancillary services that the Seller must take on its own system. Any such transmission and/or ancillary services charges shall be separately identified by the Seller to the Purchaser for transactions under this Schedule including the exchange of economy energy. The transmission and ancillary service rate ceilings shall be available through the WSPP's Hub or homepage. Any such transmission services (and ancillary service provided in conjunction with such transmission service) by Seller shall be provided pursuant to any applicable transmission tariff or agreement, and the rates therefore shall be consistent with such tariff or agreement.

      A-3.8 Unless otherwise agreed, the Purchaser shall be responsible for maintaining

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 81
Rate Schedule FERC No. 6


            operating reserve requirements as back-up for Economy Energy Service purchased and the Seller shall not be required to maintain such operating reserve.

      A-3.9 Each Party that is a FERC regulated public utility as defined in A-3.6 shall file the Confirmation Agreement with FERC for each transaction under this Service Schedule with a term in excess of one year no later than 30 days after service begins if that Party would have been required to file such Confirmation Agreements or similar agreements with FERC under an applicable FERC accepted market based rate schedule.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 82
Rate Schedule FERC No. 6


                               SERVICE SCHEDULE B

                             UNIT COMMITMENT SERVICE

B-1   PARTIES:

      This Service Schedule is agreed upon as part of this Agreement by the Parties.

B-2   PURPOSE:

      The purpose of this Service Schedule is to define additional specific procedures, terms, and conditions for requesting and providing Unit Commitment Service.

B-3   TERMS:

      B-3.1 A Party may schedule Unit Commitment Service from another Party by mutual agreement; provided, however, that each Party shall be the sole judge as to the extent to and the conditions under which it is willing to provide or receive such service hereunder consistent with statutory requirements and contractual commitments including the Agreement and any applicable Confirmation Agreement. Once an agreement is reached, then the obligation for Unit Commitment Service becomes a firm commitment, for both Parties, for the agreed capacity and terms.

      B-3.2 Unless otherwise mutually agreed by the Parties involved in a Unit
            Commitment Service transaction, the terms set forth in this Service Schedule B shall govern such transaction.

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 83
Rate Schedule FERC No. 6


      B-3.3 Unless otherwise agreed between the Purchaser and the Seller, all transactions shall be prescheduled, subject to any conditions agreed to by schedulers, for a specified unit for a specified period of time.

      B-3.4 Purchasers shall arrange purchases directly with Sellers.

      B-3.5 The price for Unit Commitment Service shall be mutually agreed to in advance between Seller and Purchaser and shall not be subject to the rate caps specified in Section B-3.6 in either of the following two circumstances:

            (1) where the Seller is a FERC regulated public utility and that Seller has been authorized to sell power like that provided for under this Service Schedule at market-based rates; or

            (2) where the Seller is not a FERC regulated public utility. A Party is a FERC regulated public utility if it is a "public utility" as defined in Section 201(e) of the Federal Power Act, 16 U.S.C. Section 824(e).

      B-3.6 Except as provided for in Section B-3.5, the price shall not exceed the Seller's forecasted Incremental Cost plus up to: $7.32/kW/month; $1.68/kW/week; 33.78(cent)/kW/day; 14.07 mills/kWh; or 21.11
            mills/kWh for service of sixteen (16) hours or less per day. The hourly rate is capped at the Seller's forecasted Incremental Cost plus 33.78(cent)/kW/day. The total demand charge revenues in any consecutive seven-day period shall not exceed the product of the weekly rate and the


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 84
Rate Schedule FERC No. 6


            highest demand experienced on any day in the seven-day period. The Seller's forecasted Incremental Cost discussed above also may include any transmission and/or ancillary service costs associated with the sale, including the cost of any transmission and/or ancillary services that the Seller must take on its own system. Any such transmission and/or ancillary service charges shall be separately identified by the Seller to the Purchaser. The transmission and ancillary service rate ceilings shall be available through the WSPP's Hub or homepage.

      B-3.7 Start-up costs and no-load costs if included by the Seller shall be stated separately in the price.

      B-3.8 Energy schedules for the Purchaser's share of a unit may be modified by the Purchaser with not less than a thirty (30) minute notice before the hour in which the change is to take place, unless otherwise mutually agreed or unforeseen system operating conditions occur.

      B-3.9 Unit Commitment Service is intended to have assured availability;
            however, scheduled energy deliveries may be interrupted or curtailed as follows:

            (a) By the Seller by giving proper recall notice to the Purchaser if the Seller and the Purchaser have mutually agreed to recall provisions,

            (b) By the Seller when all or a portion of the output of the unit is unavailable, by an amount in proportion to the amount of the reduction in the output of the

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 85
Rate Schedule FERC No. 6


                  unit, unless otherwise agreed by the schedulers,

            (c) By the Seller to prevent system separation during an emergency, provided the Seller has exercised all prudent operating alternatives prior to the interruption or curtailment,

            (d) Where applicable, by the Seller to meet its public utility or statutory obligations to its customers, or

            (e) By either the Seller or the Purchaser due to the unavailability of transmission capacity necessary for the delivery of scheduled energy.

      B-3.10 Each Party that is a FERC regulated public utility as defined above in B-3.5 shall file the Confirmation Agreement with FERC for each transaction under this Service Schedule with a term in excess of one year no later than 30 days after service begins if that Party would have been required to file such Confirmation Agreements or similar agreements with FERC under an applicable FERC accepted market based rate schedule.

B-4   BILLING AND PAYMENT PROVISIONS:

      B-4.1 Except as provided in Sections B-4.2 and B-5, billing for Unit
            Commitment Service shall be computed based upon the agreed upon prices.

      B-4.2 In the event the Seller requests recall of Unit Commitment Service in a shorter time frame than was mutually agreed pursuant to Section B-3.9(a) and the

Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                               Original Sheet No. 86
Rate Schedule FERC No. 6



            Purchaser agrees to allow such recall, the Purchaser shall be relieved of any obligation to pay start-up costs.

B-5   TERMINATION PROVISION:

      In the event Unit Commitment Service is curtailed or interrupted except as provided in Section B-3.9(a), the Purchaser shall have the option to cancel the Unit Commitment Service at any time by paying the Seller for
      (i) all energy deliveries scheduled up to the notice of termination and
      (ii) all separately stated start-up and no-load costs.


Issued by:  Michael E. Small, General Counsel to      Effective:  July 1, 2000
                  Western Systems Power Pool
Issued on:  September 29, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 87
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 87


                               SERVICE SCHEDULE C

                 FIRM CAPACITY/ENERGY SALE OR EXCHANGE SERVICE

C-1   PARTIES:

      This Service Schedule is agreed upon as a part of this Agreement by the Parties.

C-2   PURPOSE:

      The purpose of this Service Schedule is to define additional specific procedures, terms, and conditions for requesting and providing Firm Capacity/Energy Sale or Exchange Service.

C-3   TERMS:

      C-3.1 A Party may schedule Firm Capacity/Energy Sale or Exchange Service from another Party by mutual agreement; provided, however, that each Party shall be the sole judge as to the extent to and the conditions under which it is willing to provide or receive such service hereunder consistent with statutory requirements and contractual commitments including the Agreement and any applicable Confirmation Agreement. Once an agreement is reached, then the obligation for Firm Capacity/Energy Sale or Exchange Service becomes a firm commitment, for both Parties, for the agreed service and terms.

      C-3.2 Unless otherwise agreed between the Purchaser and the Seller, all transactions shall be prescheduled, subject to any conditions agreed to by schedulers.

      C-3.3 Firm capacity transactions shall include buying, selling, or exchanging capacity between Parties with or without associated energy. Firm capacity is deemed a capacity sale from the Seller's resources and backed by the Seller's

Issued by:  Michael E. Small, General Counsel to  Effective:  February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 88
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 88


            capacity reserves.

      C-3.4 Firm energy transactions shall include buying, selling, or exchanging firm energy between Parties. Subject to mutual agreement, firm energy is deemed a quantity of energy the Seller has agreed to sell and deliver and the Purchaser has agreed to buy within a specified time period.

      C-3.5 Purchaser shall arrange purchases directly with Sellers.

      C-3.6 The price for Firm Capacity/Energy Sale or Exchange Service shall be mutually agreed to in advance between Seller and Purchaser and shall not be subject to the rate caps specified in Section C-3.7 in either of the following two circumstances:

            (1) where the Seller is a FERC regulated public utility and that Seller has been authorized to sell power like that provided for under this Service Schedule at market-based rates; or

            (2)   where the Seller is not a FERC regulated public utility.

            A Party is a FERC regulated public utility if it is a "public utility" as defined in Section 201(e) of the Federal Power Act, 16 U.S.C. Section 824(e).

      C-3.7 Except as provided for in Section C-3.6, the price shall not exceed the Seller's forecasted Incremental Cost plus up to: $7.32/kW/month; $1.68/kW/week; 33.78(cent)/kW/day; 14.07 mills/kWh; or 21.11
            mills/kWh for service of sixteen (16) hours or less per day. The hourly rate is capped at the Seller's forecasted Incremental Cost plus 33.78(cent)/kW/day. The total demand charge revenues in any consecutive seven-day period shall not exceed the product of the weekly rate and the


Issued by:  Michael E. Small, General Counsel to  Effective:  February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 89
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 89


            highest demand experienced on any day in the seven-day period. Exchange ratios among such Parties shall be as mutually agreed between the Purchaser and the Seller, but shall not exceed the ratio of 1.5 to 1.0. The Seller's forecasted Incremental Cost discussed above also may include any transmission and/or ancillary service costs associated with the sale, including the cost of any transmission and/or ancillary services that the Seller must take on its own system. Any such transmission and/or ancillary service charges shall be separately identified by the Seller to the Purchaser for transactions under this Schedule including exchanges. The transmission and ancillary service rate ceiling shall be available through the WSPP's Hub or homepage. Any such transmission service (and ancillary services provided in conjunction with such transmission service) by Seller shall be provided pursuant to any applicable transmission tariff or agreement, and the rates therefore shall be consistent with such tariff or agreement.

      C-3.8 Firm Capacity/Energy Sale or Exchange Service shall be interruptible only if the interruption is: (a) within the recall time or allowed by other applicable provisions governing interruptions of service under this Service Schedule mutually agreed to by the Seller and the Purchaser, (b) due to an Uncontrollable Force as provided in Section 10 of this Agreement; or (c) where applicable, to meet Seller's public utility or statutory obligations to its customers. If service under this Service Schedule is interrupted under Section C-3.8(a) or
            (b), neither Seller nor Purchaser shall be obligated to pay any damages under this Agreement or Confirmation Agreement. If service under this Service Schedule is interrupted for any reason

Issued by:  Michael E. Small, General Counsel to   Effective: February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                              Original Sheet No. 89A
Rate Schedule FERC No. 6


            other than pursuant to Section C-3.8(a) or (b), the Non-Performing Party shall be responsible for payment of damages as provided in
            Section 21.3 of this Agreement or in any Confirmation.

Issued by:  Michael E. Small, General Counsel to   Effective: February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 90
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 90



      C-3.9 Each Party that is a FERC regulated public utility as defined in Section C-3.6 shall file the Confirmation Agreement with FERC for each transaction under this Service Schedule with a term in excess of one year no later than 30 days after service begins if that Party would have been required to file such Confirmation Agreements or similar agreements with FERC under an applicable FERC accepted market based rate schedule.

     C-3.10 Seller shall be responsible for ensuring that Service Schedule C transactions are scheduled as firm power consistent with the most recent rules adopted by the applicable NERC regional reliability council.

Wspp/WSPP Agreement 12-12 edits nonredlined version

Issued by:  Michael E. Small, General Counsel to   Effective: February 1, 2001
                  Western Systems Power Pool
Issued on:  December 1, 2000
Filed to comply with order of the Federal Energy Regulatory Commission,
Docket Nos. ER00-3338, et al., issued September 15, 2000.

Western Systems Power Pool                          First Revised Sheet No. 91
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 91


                                 LIST OF MEMBERS

ACN Power, Inc.
AES NewEnergy, Inc.
Allegheny Energy Supply Co., LLC
Amerada Hess Corporation
Ameren Energy Generating Company
American Electric Power Service Corporation as agent for Ohio Power Company,
   Public Service Company of Oklahoma and Southwestern Electric Power Company APS Energy Services Company, Inc.
Aquila Energy Marketing Corporation
Arizona Electric Power Co.
Arizona Public Service Co.
Arkansas Electric Coop. Corp.
Associated Electric Cooperative, Inc.
Astra Oil Company, Inc.
Avista Corporation
Avista Energy, Inc.
Basin Electric Power Cooperative
Benton Public Utility District No. 1 of Benton County
Blackhills Power & Light Company
Bonneville Power Adm.
BP Energy Company
Burbank, City of
Calif. Dept. of Water Resources
Calpine Energy Services, L.P.
Candela Energy Corporation
Cargill-Alliant, LLC
Carolina Power & Light Company
Cheyenne Light, Fuel and Power Co.
Cinergy Capital & Trading, Inc.
Cinergy Operating Companies
City of Anaheim, Public Utilities Dept.
City of Azusa
City of Banning
City of Glendale Water & Power Dept.
City of Independence
City of Klamath Falls
City of Palo Alto
City of Riverside, California
City of Santa Clara Electric Department
City of Sikeston, Board of Municipal Utilities
City Utilities of Springfield, Missouri
City Water & Light (Jonesboro, AR)
Clatskanie PUD
Cleco Marketing & Trading LLC
Cleco Power LLC
CMS Marketing, Services and Trading Company
CNG Power Services Corp.
Colorado River Commission of Nevada
Colorado Springs Utilities
Colton, City of
Columbia Energy Power Marketing
Columbia Power Corporation
Cominco, Ltd.
Commonwealth Energy Corporation
ConAgra Energy Services, Inc.
Conectiv Energy Supply, Inc.
Conoco Gas & Power Marketing - a division of Conoco Inc.
Constellation Power Source
Cook Inlet Energy Supply
Coral Power, L.L.C.
Deseret G&T
DTE Energy Trading, Inc.
Duke Energy Trading & Marketing, LLC
Duke Power
Duke Solutions, Inc.
Duke/Louis Dreyfuss, LLC
Dynegy Power Marketing, Inc.
Dynegy Power Services, Inc.
E prime
Edison Mission Marketing & Trading, Inc.
Edison Source
Edmonton Power Authority, Alberta
El Paso Electric
El Paso Merchant Energy, L.P.
Empire District Electric Co.
Energy Transfer Group, LLC
EnerZ Corporation

Issued by:  Michael E. Small, General Counsel to       Effective:  March 1, 2002
         Western Systems Power Pool

Issued on: December 21, 2001

Western Systems Power Pool                          First Revised Sheet No. 92
Rate Schedule FERC No. 6                     Superseding Original Sheet No. 92


Engage Energy America LLC
Engelhard Power Marketing, Inc.
ENMAX Energy Corporation
ENMAX Energy Marketing Inc.
Enron Power Marketing, Inc.
Enserco Energy Inc.
Entergy Arkansas, Inc.
Entergy Gulf States, Inc.
Entergy Louisiana, Inc.
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.
Entergy Power, Inc.
Entergy Services, Inc. as agent for the Entergy Operating Companies Entergy-Koch Trading, LP
Equitable Power Services Co.
Eugene Water & Electric Board
Exelon Generation Company, LLC
Farmington, City of
Federal Energy Sales, Inc.
FPL Energy Power Marketing Inc.
Golden Spread Electric Cooperative
Grand River Dam Authority
Hafslund Energy Trading, LLC
Hetch-Hetchy Water & Power
Hinson Power Co., LLC
Howard Energy Co., Inc.
IDACORP Energy L.P.
Idaho Power Company
IGI Resources, Inc.
Illinova Energy Partners, Inc.
Imperial Irrigation District
Industrial Energy Applications, Inc.
InterCoast Power Marketing
J. Aron & Company
KAMO Electric Cooperative, Inc.
Kansas City Board of Public Utilities
Kansas City Power & Light
KN Energy Marketing
Lafayette Utilities System
LG&E Energy Marketing Inc.
Lincoln Electric System
Los Alamos County
Los Angeles Dept. of Water & Power
Louisiana Generating LLC
Louisville Gas & Electric Company
Maclaren Energy Inc.
Mason County PUD No. 3
McMinnville Water & Light
Merchant Energy Group of the Americas, Inc.
Merrill Lynch Capital Services, Inc.
Metropolitan Water District
MidAmerican Energy Company
MidCon Power Services Corp.
MIECO, Inc.
Minnesota Power, Inc.
Mirant Americas Energy Marketing, LP
Missouri Joint Municipal Electric Utility Comm.
Modesto Irrigation District
Morgan Stanley Capital Group, Inc.
M-S-R Public Power Agency
Municipal Energy Agency of Mississippi
Municipal Energy Agency of Nebraska
Nebraska Public Power District
Nevada Power Co.
New West Energy
NorthPoint Energy Solutions Inc.
Northern California Power Agency
Northern States Power Company
NP Energy Inc.
NRG Power Marketing Inc.
OGE Energy Resources, Inc.
Oklahoma Gas & Electric
Oklahoma Municipal Power Authority
Omaha Public Power District
ONEOK Power Marketing Company
Otter Tail Power Company
Pacific Gas & Electric Co.
Pacific Northwest Generating Coop.
PacifiCorp
PacifiCorp Power Marketing, Inc.
PanCanadian Energy Services
Pasadena, City of
PG&E Energy Services
PG&E Energy Trading - Power, L.P.
PG&E Power Services Company

Issued by: Michael E. Small, General Counsel to        Effective:  March 1, 2002
         Western Systems Power Pool

Issued on: December 21, 2001

Western Systems Power Pool                          Sixth Revised Sheet No. 93
Rate Schedule FERC No. 6                        Superseding Fifth Sheet No. 93


Phibro Inc.
Pinnacle West Capital Corporation
Plains Elec. Gen. & Trans. Coop. Inc.
Platte River Power Authority
Portland General Electric Co.
Power Exchange Corporation
Powerex
PPL Electric Utilities Corporation
PPL EnergyPlus, LLC
PPL Montana, LLC
Public Service Co. of NM
Public Service Co. of Colorado
Public Util. Dist. No. 1 of Douglas Cty.
Public Util. Dist. No. 1 of Franklin Cty.
PUD No. 1 of Chelan County
PUD No. 1 of Grays Harbor County
PUD No. 1 of Snohomish County
PUD No. 2 of Grant County
Puget Sound Energy
QST Energy Trading Inc.
Questar Energy Trading
Rainbow Energy Marketing Corporation
Redding, City of
Reliant Energy Services, Inc.
Rocky Mountain Generation Coop., Inc.
Roseville Electric
Sacramento Municipal Utility District
Salt River Project
San Diego Gas & Electric Co.
Seattle City Light
Sempra Energy Resources
Sempra Energy Solutions
Sempra Energy Trading Corp.
Sierra Pacific Power Co.
Southern Calif. Edison Co.
Southern California Water Company
Southern Company Services, Inc.
Southern Illinois Power Cooperative
Southwest Power Administration
Southwestern Public Service
Split Rock Energy LLC
Statoil Energy Trading, Inc.
Strategic Energy LLC
Sunflower Electric Power Corp.
Tacoma Power
Tenaska Power Services Co.
Tennessee Valley Authority
Texaco Energy Services
Texas-New Mexico Power Company
The Detroit Edison Co.
The Energy Authority
The Montana Power Company
The Power Company of America, LP
Tractebel Energy Marketing, Inc.
TransAlta Energy Marketing (US) Inc.
TransCanada Power, div. of TransCanada Energy Ltd.
Tri-State Generation and Transmission Assoc.
Tucson Electric Power
Turlock Irrigation District
TXU Energy Trading Company
Union Electric Company
Utah Associated Municipal Power Systems
UtiliCorp United
Vastar Power Marketing, Inc.
Vernon, City of
VIASYN, Inc.
Virginia Electric and Power Company
Vitol Gas & Electric LLC
WAPA-Colorado River Storage Project Management Center WAPA-Desert Southwest Region WAPA-Rocky Mountain Region WAPA-Upper Great Plains Region WAPA-Sierra Nevada Region West Kootenay Power Ltd.
Western Farmers Electric Co-op
Western Power Services, Inc.
Western Resources, Inc.
Williams Energy Marketing & Trading Co.
WPS Energy Services, Inc.
XCEL Energy Services, Inc.

Issued by: Michael E. Small, General Counsel to         Effective: March 1, 2002
         Western Systems Power Pool

Issued on: December 21, 2001